EXECUTION COPY




                         COMMERCIAL MORTGAGE ASSET TRUST
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C1

                             UNDERWRITING AGREEMENT


                                                                  March 19, 1999


Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285

Ladies and Gentlemen:

                  Asset Securitization Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for which Goldman, Sachs & Co. ("Goldman Sachs") and Lehman Brothers Inc. ("Lehman Brothers") are acting as co-representatives (in such capacity, the "Representatives"), those classes (each, a "Class") of the Commercial Mortgage Asset Trust ("CMAT"), Commercial Mortgage Pass-Through Certificates, Series 1999-C1, that are specified in Schedule II hereto (the classes so specified, the "Offered Certificates"). The Offered Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") to be dated as of March 11, 1999 (the "Cut-off Date"), among the Company as depositor, First Union National Bank as servicer (the "Servicer"), Lennar Partners, Inc. as special servicer (the "Special Servicer"), LaSalle National Bank as trustee (the "Trustee") and ABN AMRO Bank, N.V. as fiscal agent (the "Fiscal Agent"). The Offered Certificates will evidence undivided interests in a trust fund (the "Trust Fund") to be established by the Company pursuant to the Pooling and Servicing Agreement. The Trust Fund will consist primarily of a pool (the
"Mortgage Pool") of conventional, monthly pay, commercial and multifamily mortgage loans (the "Mortgage Loans") transferred by the Company to the Trust Fund and listed in an attachment to the Pooling and Servicing Agreement. Two real estate mortgage investment conduit ("REMIC") elections are to be made with respect to the Trust Fund with the resulting REMICs being referred to as the "Upper-Tier REMIC" and the


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"Lower-Tier  REMIC".  One or more  portions  of the  Trust  Fund are  each  also intended to constitute a grantor trust under the Internal Revenue Code of 1986 (the "Code"). Eleven other classes of the CMAT Commercial Mortgage Pass-Through Certificates, Series 1999-C1 (such other classes, the "Private Certificates"; and, collectively with the Offered Certificates, the "Certificates"), are also to be issued pursuant to the Pooling and Servicing Agreement but do not form a part of this offering. The Offered Certificates are described more fully in the Basic Prospectus and the Prospectus Supplement (each of which terms is defined below) which the Company has furnished to each Representative. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Prospectus Supplement.

                  Certain of the Mortgage Loans (the "NHA Mortgage Loans") were or, on or before the Closing Date (as defined in Section 3), will be acquired by the Company from Nomura Holding America Inc. ("NHA") pursuant to a Mortgage Loan Purchase and Sale Agreement dated as of March 11, 1999 (the "NHA/Company Mortgage Loan Purchase and Sale Agreement"), between NHA as seller and the Company as purchaser. The remaining Mortgage Loans (the "CCA Mortgage Loans") were or, on or before the Closing Date, will be acquired by the Company from The Capital Company of America LLC ("CCA") pursuant to a Mortgage Loan Purchase and Sale Agreement dated as of March 11, 1999 (the "CCA/Company Mortgage Loan Purchase and Sale Agreement"; and, together with the NHA/Company Mortgage Loan Purchase and Sale Agreement, the "Mortgage Loan Purchase and Sale Agreements").

                  1. Representations and Warranties of the Company, NHA and CCA.
(a) The Company represents and warrants to, and agrees with, each Underwriter that:

                  (i) The Company  has filed with the  Securities  and  Exchange
         Commission (the "Commission") a registration statement (No. 333-53859) on Form S-3 for the registration under the Securities Act of 1933, as amended (the "Act"), of the Offered Certificates, which registration statement has become effective and copies of which (together with all exhibits thereto and all documents incorporated by reference therein) have heretofore been delivered to the Representatives for each of the other Underwriters. The Company meets, and upon initial issuance of the Offered Certificates will meet, the requirements for use of Form S-3 under the Act. Such registration statement meets the requirements set forth in Rule 415(a)(1) under the Act and complies in all other material respects with such Rule. The Company proposes to file with the Commission pursuant to Rule 424 under the Act a supplement, dated the date specified in Schedule II hereto, to the prospectus, dated the date specified in Schedule II hereto, relating to the Offered Certificates and the method of distribution thereof and has previously advised the Underwriters of all further information (financial and other) with respect to the Offered Certificates set forth therein. Such registration statement, including the exhibits thereto, as amended at the date hereof is hereinafter called the "Registration Statement"; such prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424 under the Act, is hereinafter called the "Basic Prospectus"; such supplement to the Basic Prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424 of the Act, is hereinafter called the "Prospectus


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         Supplement";  and the Basic  Prospectus and the  Prospectus  Supplement
         together are hereinafter called the "Prospectus". Any preliminary form of the Prospectus Supplement which has heretofore been filed with the Commission pursuant to Rule 424 is hereinafter called a "Preliminary Prospectus Supplement", and any Preliminary Prospectus Supplement together with the prospectus it supplements is hereinafter called a "Preliminary Prospectus". Any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of the corresponding Preliminary Prospectus Supplement or the Prospectus Supplement, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of the corresponding Preliminary Prospectus Supplement or the Prospectus Supplement, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report or other information or documentation filed on behalf of the Trust Fund pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the Offered Certificates in the form in which it is filed with the Commission pursuant to Rule 424 under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing). The Company has not filed any post-effective amendment to the Registration Statement and will not, without your prior consent (which consent shall not be unreasonably withheld), file any other amendment to the Registration Statement (unless such amendment does not relate to or affect the Offered Certificates) or make any change in the Basic Prospectus or the Prospectus Supplement until after the end of the period during which a prospectus is required to be delivered by the Underwriters (or by any dealer that is part of the selling group) to purchasers of the Offered Certificates under the Act. The Company, as depositor with respect to the Trust Fund, will file with the Commission within fifteen days of the issuance of the Offered Certificates a report on Form 8-K setting forth specific information concerning the Offered Certificates (the "Form 8-K").

                  (ii) As of the date hereof, when the Registration Statement became effective, when the Prospectus Supplement is first filed pursuant to Rule 424 under the Act, when, prior to the Closing Date, any other amendment to the Registration Statement becomes effective, when any supplement to the Prospectus Supplement is filed with the Commission, and at the Closing Date, (A) the Registration Statement, as amended as of any such time, and the Prospectus, as amended or supplemented as of any such time, complied or will comply in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission thereunder, (B) the Registration Statement, as amended as of any such time, did not and will not contain any untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary to


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         make the statements  therein not misleading and (C) the Prospectus,  as amended or supplemented as of any such time, did not and will not contain an untrue statement of a material fact and did not and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made,
         not  misleading;   provided,   however,   that  the  Company  makes  no
         representations or warranties as to (X) the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with written information furnished to the Company by either Representative, or by any Underwriter through either Representative, specifically for use in the preparation thereof, or (Y) the information contained in or omitted from any Current Report (as defined in Section
         5(e)  hereof),   or  any  amendment  thereof  or  supplement   thereto,
         incorporated  by  reference  in  the  Registration   Statement  or  the
         Prospectus (or any amendment thereof or supplement thereto), except to the extent that any such statement or omission is based on statements or information (or omissions therefrom) provided by the Company to any Underwriter.

                  (iii) As of the date hereof, when the Prospectus Supplement is first filed pursuant to Rule 424 under the Act, when, prior to the Closing Date, any other amendment to the Registration Statement becomes effective, when any supplement to the Prospectus is filed with the Commission, and at the Closing Date, there has not and will not have been (A) any request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information, (B) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or (C) any notification with respect to the suspension of the qualification of the Offered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                  (iv) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has been duly qualified or registered as a foreign corporation for the transaction of business and is in good standing under the laws of all jurisdictions in which it owns or leases property of a nature or transacts business of a type that would require such qualifications or in which the failure to so qualify or be in good standing could, individually or in the aggregate, have a material adverse effect on the business, condition or properties of the Company.

                  (v) The Company has all requisite power and authority (corporate and other) and all requisite authorizations, approvals, orders, licenses, certificates and permits of and from all governmental or regulatory officials and bodies to own its properties, to conduct its business as described in the Registration Statement and the Prospectus and to execute, deliver and perform this Agreement and the Pooling and Servicing Agreement, except such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution by the Underwriters of the Offered Certificates, all such authorizations, approvals, orders, licenses, certificates and permits are in full force and effect; and, except


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         as otherwise set forth or contemplated in the Registration Statement or the Prospectus, there are no legal or governmental proceedings pending or, to the best of the Company's knowledge, threatened, that would result in a material modification, suspension or revocation thereof.

                  (vi) This Agreement has been and, as of the Closing Date, the Pooling and Servicing Agreement and the Mortgage Loan Purchase and Sale Agreements will have been duly authorized, executed and delivered by the Company.

                  (vii) Assuming due authorization, execution and delivery by the other parties thereto, as of the Closing Date, the Pooling and Servicing Agreement and the Mortgage Loan Purchase and Sale Agreements will each constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

                  (viii) The Offered Certificates and the Pooling and Servicing Agreement will conform in all material respects to the descriptions thereof contained in the Prospectus; the Offered Certificates have been duly and validly authorized by the Company, and will, when duly and validly executed and authenticated by the Trustee and delivered to and paid for by the Underwriters in accordance with this Agreement and the Pooling and Servicing Agreement, be entitled to the benefits of the Pooling and Servicing Agreement.

                  (ix) The issue and sale of the Offered Certificates and the compliance by the Company with all of the provisions of this Agreement and the Pooling and Servicing Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Offered Certificates or the consummation by the Company of the transactions contemplated by this Agreement or the Pooling and Servicing Agreement, except such as have been, or will have been prior to the Closing Date, obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Certificates by the Underwriters;

                  (x) Other than as set forth or contemplated in the Prospectus Supplement, there are no legal or governmental proceedings pending, and at the Closing Date there will be no legal or governmental proceedings pending, to which the Company is a party or of which any property of the Company is the subject which, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, properties or prospects of the Company, and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (xi) As of the date hereof and as of the Closing Date, there are and will be no actions or proceedings against, or investigations of, the Company pending, or, to the knowledge of the Company, threatened, before any court, administrative agency or other tribunal
         (A) asserting the invalidity of this Agreement, the Pooling and Servicing Agreement or the Offered Certificates, (B) seeking to prevent the issuance of the Offered Certificates or the consummation of any of the transactions contemplated by this Agreement or the Pooling and Servicing Agreement, (C) which might materially and adversely affect the validity or enforceability of this Agreement, the Pooling and Servicing Agreement, either Mortgage Loan Purchase and Sale Agreement or the Offered Certificates or (D) seeking to affect adversely the federal income tax attributes, or attributes under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), of the Offered Certificates described in the Prospectus.

                  (xii) Since December 31, 1998, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, operations, financial condition, properties or assets of the Company, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented or as disclosed to the Representatives during the meeting that occurred on February 26, 1999 between representatives of Goldman Sachs and Lehman Brothers and the Chief Financial Officer of NHA (the "February 26 Meeting").

                  (xiii) There are no contracts, indentures or other documents of a character required by the Act or by the rules and regulations thereunder to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described or referred to therein or so filed or incorporated by reference as exhibits thereto.

                  (xiv) Any taxes, fees and other governmental charges payable by the Company in connection with the execution and delivery of this Agreement and the Pooling and Servicing Agreement or the issuance and sale of the Certificates (other than such federal, state and local taxes as may be payable on the income or gain recognized therefrom) have been or will be paid at or prior to the Closing Date.



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                  (xv) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company will have good title to, and will be the sole owner of, each Mortgage Loan, free and clear of any pledge, mortgage, lien, security interest or other encumbrance. At the Closing Date, the Company will have full power and authority to sell and deliver the Mortgage Loans to the Trustee under the Pooling and Servicing Agreement and will have duly authorized such assignment and delivery to the Trustee by all necessary actions.

                  (xvi) At the Closing Date, the Mortgage Loans will have been duly and validly assigned and delivered by the Company to the Trustee under the Pooling and Servicing Agreement.

                  (xvii) As of the Closing Date, each of the Mortgage Loans will meet, in all material respects, the descriptions thereof in the Prospectus, and on the Closing Date, the Company (pursuant to the Pooling and Servicing Agreement) will assign to the Trustee for the benefit of the Certificateholders certain representations and warranties with respect to the Mortgage Loans made by NHA and CCA in their respective Mortgage Loan Purchase and Sale Agreements, and such representations and warranties will be true and correct in all material respects. The written information (including information on electromagnetic tape or that was otherwise provided in electronic form) regarding the Mortgage Loans that was provided to the Rating Agencies and the Underwriters by the Company, NHA, CCA or any of their affiliates (including any supplement or amendment thereto, the "Mortgage Pool Information"), taken together with the Prospectus Supplement, will not, as of the Closing Date, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (xviii) The Trust Fund is not, and neither the issuance and sale of the Offered Certificates in the manner contemplated by the Prospectus nor the activities of the Trust Fund pursuant to the Pooling and Servicing Agreement will cause the Trust Fund to be, an "investment company" or under the control of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                  (xix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Company will report the transfer of the Mortgage Loans to the Trustee in exchange for the Certificates and the sale of the Offered Certificates to the Underwriters pursuant to this Agreement as a sale of the interest in the Mortgage Loans evidenced by the Offered Certificates.

                  (xx) Neither the Company nor any of its affiliates have mailed, published, disseminated, distributed, transmitted, furnished or otherwise made available to any person or entity a prospectus (within the meaning of Section 2(a)(10) of the Act) with respect to the Offered Certificates, other than the Prospectus or any Preliminary Prospectus.

               (b) NHA represents and warrants to, and agrees with, each Underwriter that:

                  (i) NHA has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has been duly qualified or registered as a foreign corporation for the transaction of business and is in good standing under the laws of all jurisdictions in which it owns or leases property of a nature or transacts business of a type that would require such qualifications or in which the failure to so qualify or be in good standing could, individually or in the aggregate, have a material adverse effect on the business, condition or properties of NHA.

                  (ii) NHA has all requisite power and authority (corporate and other) and all requisite authorizations, approvals, orders, licenses, certificates and permits of and from all governmental or regulatory officials and bodies to own its properties, to conduct its business and to execute, deliver and perform its obligations under this Agreement and each Mortgage Loan Purchase and Sale Agreement, all such authorizations, approvals, orders, licenses, certificates and permits are in full force and effect; and there are no legal or governmental proceedings pending or, to the best of NHA's knowledge, threatened, that would result in a material modification, suspension or revocation thereof.

                  (iii) This Agreement has been and, as of the Closing Date, the Mortgage Loan Purchase and Sale Agreements will have been, duly authorized, executed and delivered by NHA.

                  (iv) Assuming due authorization, execution and delivery by the other parties thereto, as of the Closing Date, each Mortgage Loan Purchase and Sale Agreement will constitute a valid and legally binding obligation of NHA, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

                  (v) Compliance by NHA with this Agreement and the Mortgage Loan Purchase and Sale Agreements will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which NHA is a party or by which NHA is bound or to which any of the property or assets of NHA is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the ByLaws of NHA or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over NHA, or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the entry by NHA into this Agreement or either of the Mortgage Loan Purchase and Sale Agreements or the performance by NHA of its obligations under this Agreement or either of the Mortgage Loan Purchase and Sale Agreements, except such as have already been obtained.

                  (vi) There are no legal or governmental proceedings pending, and at the Closing Date there will be no legal or governmental proceedings pending, to which NHA is a party or of which any property of NHA is the subject which, if determined adversely to NHA, would individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, properties or prospects of NHA, and to the best of NHA's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (vii) As of the date hereof and as of the Closing Date, there are and will be no actions or proceedings against, or investigations of, NHA pending, or, to the knowledge of NHA, threatened, before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement or either Mortgage Loan Purchase and Sale Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or either Mortgage Loan Purchase and Sale Agreement, or (C) which might materially and adversely affect the validity or enforceability of this Agreement or either Mortgage Loan Purchase and Sale Agreement.

                  (viii) Since December 31, 1998, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, operations, financial condition, properties or assets of NHA, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented or as disclosed to the Representatives during the February 26 Meeting.

                  (ix) Any taxes, fees and other governmental charges payable by NHA in connection with the execution and delivery of this Agreement and the Mortgage Loan Purchase and Sale Agreements or the sale of the NHA Mortgage Loans (other than such federal, state and local taxes as may be payable on the income or gain recognized therefrom) have been or will be paid at or prior to the Closing Date.

                  (x) Immediately prior to the assignment of the NHA Mortgage Loans to the Company, NHA will have good title to, and will be the sole owner of, each NHA Mortgage Loan, free and clear of any pledge, mortgage, lien, security interest or other encumbrance. At the Closing Date, NHA will have full power and authority to sell and deliver the NHA Mortgage Loans to the Company under the NHA/Company Mortgage Loan Purchase and Sale Agreement and will have duly authorized such assignment and delivery to the Company by all necessary actions.

                  (xi) At the Closing Date, the NHA Mortgage Loans will have been duly and validly assigned and delivered by NHA to the Company under the NHA/Company Mortgage Loan Purchase and Sale Agreement.

                  (xii) As of the Closing Date,  each of the NHA Mortgage  Loans will meet, in all material respects, the descriptions thereof in the Prospectus, and on the Closing Date, NHA (pursuant to the NHA/Company Mortgage Loan Purchase and Sale Agreement) will make to the Company certain representations and warranties with respect to the NHA Mortgage Loans, and such representations and warranties will be true and correct in all material respects. The written information (including information on electromagnetic tape or that was otherwise provided in electronic form) regarding the NHA Mortgage Loans that was provided to the Rating Agencies and the Underwriters by the Company, NHA, CCA or any of their affiliates (including any supplement or amendment thereto, the "NHA Mortgage Loan Information"), taken together with the Prospectus Supplement, will not, as of the Closing Date, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (xiii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, NHA will report the transfer of the NHA Mortgage Loans to the Company pursuant to the NHA/Company Mortgage Loan Purchase and Sale Agreement as a sale of the NHA Mortgage Loans.

                  (c) CCA represents and warrants to, and agrees with, each Underwriter that:

                  (i) CCA has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has been duly qualified or registered as a foreign entity for the transaction of business and is in good standing under the laws of all jurisdictions in which it owns or leases property of a nature or transacts business of a type that would require such qualifications or in which the failure to so qualify or be in good standing could, individually or in the aggregate, have a material adverse effect on the business, condition or properties of CCA.

                  (ii) CCA has all requisite power and authority and all requisite authorizations, approvals, orders, licenses, certificates and permits of and from all governmental or regulatory officials and bodies to own its properties, to conduct its business and to execute, deliver and perform its obligations under this Agreement and the CCA/Company Mortgage Loan Purchase and Sale Agreement, all such authorizations, approvals, orders, licenses, certificates and permits are in full force and effect; and there are no legal or governmental proceedings pending or, to the best of CCA's knowledge, threatened, that would result in a material modification, suspension or revocation thereof.

                  (iii) This Agreement has been and, as of the Closing Date, the CCA/Company Mortgage Loan Purchase and Sale Agreement will have been, duly authorized, executed and delivered by CCA.

                  (iv) Assuming due authorization, execution and delivery by the other parties thereto, as of the Closing Date, the CCA/Company Mortgage Loan Purchase and Sale Agreement will constitute a valid and legally binding obligation of CCA, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

                  (v) Compliance by CCA with this Agreement and the CCA/Company Mortgage Loan Purchase and Sale Agreement will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which CCA is a party or by which CCA is bound or to which any of the property or assets of CCA is subject, nor will such action result in any violation of the provisions of the organizational documents of CCA or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over CCA, or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the entry by CCA into this Agreement or the CCA/Company Mortgage Loan Purchase and Sale Agreement or the performance by CCA of its obligations under this Agreement or the CCA/Company Mortgage Loan Purchase and Sale Agreement, except such as have already been obtained.

                  (vi) There are no legal or governmental proceedings pending, and at the Closing Date there will be no legal or governmental proceedings pending, to which CCA is a party or of which any property of CCA is the subject which, if determined adversely to CCA, would individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, properties or prospects of CCA, and to the best of CCA's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (vii) As of the date hereof and as of the Closing Date, there are and will be no actions or proceedings against, or investigations of, CCA pending, or, to the knowledge of CCA, threatened, before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement or the CCA/Company Mortgage Loan Purchase and Sale Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the CCA/Company Mortgage Loan Purchase and Sale Agreement, or (C) which might materially and adversely affect the validity or enforceability of this Agreement or the CCA/Company Mortgage Loan Purchase and Sale Agreement.

                  (viii) Since December 31, 1998, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, operations, financial condition, properties or assets of CCA, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented as disclosed to the Representatives during the February 26 Meeting.

                  (ix) Any taxes, fees and other governmental charges payable by CCA in connection with the execution and delivery of this Agreement and the CCA/Company Mortgage Loan Purchase and Sale Agreement or the sale of the CCA Mortgage Loans (other than such federal, state and local taxes as may be payable on the income or gain recognized therefrom) have been or will be paid at or prior to the Closing Date.

                  (x) Immediately prior to the assignment of the CCA Mortgage Loans to the Company, CCA will have good title to, and will be the sole owner of, each NHA Mortgage Loan, free and clear of any pledge, mortgage, lien, security interest or other encumbrance. At the Closing Date, CCA will have full power and authority to sell and deliver the CCA Mortgage Loans to the Company under the CCA/Company Mortgage Loan Purchase and Sale Agreement and will have duly authorized such assignment and delivery to the Company by all necessary actions.

                  (xi) At the Closing Date, the CCA Mortgage Loans will have been duly and validly assigned and delivered by CCA to the Company under the CCA/Company Mortgage Loan Purchase and Sale Agreement.

                  (xii) As of the Closing Date,  each of the CCA Mortgage  Loans will meet, in all material respects, the descriptions thereof in the Prospectus, and on the Closing Date, CCA (pursuant to the CCA/Company Mortgage Loan Purchase and Sale Agreement) will make to the Company certain representations and warranties with respect to the CCA Mortgage Loans, and such representations and warranties will be true and correct in all material respects. The written information (including information on electromagnetic tape or that was otherwise provided in electronic form) regarding the CCA Mortgage Loans that was provided to the Rating Agencies and the Underwriters by the Company, NHA, CCA or any of their affiliates (including any supplement or amendment thereto, the "CCA Mortgage Loan Information"), taken together with the Prospectus Supplement, will not, as of the Closing Date, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (xiii) Under GAAP and for federal income tax purposes, CCA will report the transfer of the CCA Mortgage Loans to the Company pursuant to the CCA/Company Mortgage Loan Purchase and Sale Agreement as a sale of the CCA Mortgage Loans.

                  2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, the principal amount of each Class of the Offered Certificates set forth opposite each such Underwriter's name in Schedule I hereto.

                  The purchase price for each Class of the Offered Certificates as a percentage of the aggregate principal amount thereof as of the Closing Date (as defined below) is set forth in Schedule II hereto. There will be added to the purchase price of the Offered Certificates interest in respect of each Class of the Offered Certificates at the interest rate applicable to such Class from the Cut-off Date to but not including the Closing Date.

                  3. Delivery and Payment. The closing for the purchase and sale of the Offered Certificates contemplated hereby (the "Closing"), shall be made at the date, location and time of delivery set forth in Schedule II hereto, or such later date as shall be mutually acceptable to the Underwriters and the Company (such date and time of purchase and sale of the Offered Certificates being herein called the "Closing Date"). Delivery of the Offered Certificates will be made in book-entry form through the facilities of The Depository Trust Company ("DTC") in the United States and Cedel Bank, societe anonyme ("Cedel") and the Euroclear System ("Euroclear") in Europe. Each class of Offered Certificates will be represented by one or more definitive global Certificates to be deposited by or on behalf of the Company with DTC. Delivery of the Offered Certificates shall be made to the several Underwriters against payment by the several Underwriters of the purchase price thereof to or upon the order of the Company by wire transfer of immediately available funds or by such other method as may be acceptable to the Company.

                  The Company agrees to have the Offered Certificates available for inspection, checking and packaging by the Underwriters in New York, New York, not later than 10:00 a.m. on the business day prior to the Closing Date.

                  4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Certificates for sale to the public as set forth in the Prospectus.

                  5.   Agreements.   The   Company   agrees   with  the  several
Underwriters that:

                  (a) For so long as the delivery by the Underwriters (or by any dealer that is part of the selling group) is required in connection with the offering and sale of the Offered Certificates, the Company will make no further amendment or supplement to the Registration Statement or (unless such amendment does not relate to or affect the Offered Certificates) Prospectus as amended or supplemented from time to time hereafter which shall be reasonably disapproved by the Representatives promptly after reasonable notice thereof. The Company will advise the Representatives promptly of any proposal or request to amend the Registration Statement (unless such amendment does not relate to or affect the Offered Certificates) or supplement the Prospectus after the Closing Date and furnish the Representatives with copies thereof. The Company will file promptly all reports, documentation and information required to be filed on behalf of the Trust Fund with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery by the Underwriters (or by any dealer that is part of the selling group) of a prospectus is required in connection with the offering or sale of the Offered Certificates, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Registration Statement, of any suspension of the qualification of the Offered Certificates for offering or sale in any jurisdiction known to the Company, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information. The Company will, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Offered Certificates or suspending any such qualification, promptly use its best efforts to obtain the withdrawal of such order.

                  (b) Promptly from time to time, the Company will take such action as the Representatives may reasonably request to qualify the Offered Certificates for offering and sale under the securities laws of such jurisdictions as the Representatives may request and will comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Offered Certificates, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general or unlimited service of process in any jurisdiction.

                  (c) Prior to 10:00 a.m., New York City time, on the New York business day next succeeding the date of this Agreement and from time to time, for so long as a prospectus is required to be delivered by the Underwriters (or by any dealer that is part of the selling group) to purchasers of the Offered Certificates under the Act (or, with respect to any particular Underwriter, if longer, for so long as such Underwriter holds an interest in Offered Certificates) but in no event beyond the close of business, New York City time, on the 270th day following the Closing Date, the Company will furnish the Underwriters with copies of the Prospectus in New York City as amended or supplemented in such quantities as the Representatives may reasonably request. If the delivery of a prospectus is required at any time in connection with the offering or sale of the Offered Certificates and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, the Company will notify the Representatives and, upon their request, file such document and prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance.

                  (d) The Company agrees that, so long as the Offered Certificates shall be outstanding, it will deliver or cause to be delivered to the Underwriters the annual statements as to compliance and the annual statements of a firm of independent public accountants, furnished to the Trustee by the Servicer and the Special Servicer pursuant to Sections 3.14 and 3.15 of the Pooling and Servicing Agreement, as soon as such statements are furnished to the Company.

                  (e) The Company will cause any Computational Materials and Structural Term Sheets (each as defined in Section 9 below) with respect to the Offered Certificates that are delivered by an Underwriter to the Company pursuant to Section 9 to be filed with the Commission on a Current Report on Form 8-K (a "Current Report") pursuant to Rule 13a-11 under the Exchange Act on the business day immediately following the later of (i) the day on which such Computational Materials and Structural Term Sheets are delivered to counsel for the Company by an Underwriter prior to 1:00 p.m. (New York City time) and (ii) the date on which this Agreement is executed and delivered. The Company will cause one Collateral Term Sheet (as defined in Section 9 below) with respect to the Offered Certificates that is delivered by the Underwriters to the Company in accordance with the provisions of Section 9 to be filed with the Commission on a Current Report pursuant to Rule 13a-11 under the Exchange Act on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Company by the Underwriters prior to 1:00 p.m. (New York City time). In addition, if at any time prior to the availability of the Prospectus Supplement, the Underwriters have delivered to any prospective investor a subsequent Collateral Term Sheet that reflects, in the reasonable judgment of the Underwriters and the Company, a material change in the characteristics of the Mortgage Loans from those on which a Collateral Term Sheet with respect to the Offered Certificates previously filed with the Commission was based, the Company will cause any such Collateral Term Sheet that is delivered by the Underwriters to the Company in accordance with the provisions of Section 9 to be filed with the Commission on a Current Report on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Company by the Underwriters prior to 2:00 p.m. (New York City time). In each case, the Company will promptly advise the Underwriters when such Current Report has been so filed. Each such Current Report shall be incorporated by reference in the Prospectus and the Registration Statement.

                  6. Expenses. The Company will pay or cause the payment of the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Offered Certificates under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) all of the Underwriters' reasonable out-of-pocket costs and expenses (including the fees, disbursements and expenses of the Underwriters' counsel and other third parties retained by the Underwriters) in connection with the issue and offering of the Offered Certificates (except as otherwise provided in Section 8 and other than those solely belonging to any Underwriter which shall default in its obligation to purchase the Offered Certificates which it has agreed to purchase hereunder); (iii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Pooling and Servicing Agreement, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Offered Certificates, including the fees and disbursements of counsel for the Underwriters in connection with any of the foregoing; (iv) all expenses in connection with the qualification of the Offered Certificates for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys; (v) any fees charged by the Rating Agencies for rating the Offered Certificates; (vi) the cost of preparing the Offered Certificates; (vii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Pooling and Servicing Agreement and the Offered Certificates; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6. On the Closing Date, the Company shall deposit $300,000 into an account held at a depository institution and in a manner satisfactory to the Representatives, which funds will be available to satisfy the Company's obligations under this Section 6.

                  7. Conditions to the Obligations to the Underwriters. The obligations of the Underwriters to purchase the Offered Certificates as provided in this Agreement shall be subject, in the discretion of the Representatives, to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions with respect to the Offered
Certificates:

                  (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened; and the Prospectus Supplement shall have been filed with the Commission within the time period prescribed by the Commission.

                  (b) The Underwriters shall have received from the Company a certificate, dated the Closing Date and executed by an executive officer of the Company, to the effect that: (i) the representations and warranties of the Company in this Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase and Sale Agreements are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date; and (ii) the Company has in all material respects complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

                  (c) The Underwriters shall have received with respect to the Company a good standing certificate from the Secretary of State of the State of Delaware, dated not earlier than 30 days prior to the Closing Date.

                  (d) The Underwriters shall have received from the Secretary or an assistant secretary of the Company, in his individual capacity, a certificate, dated the Closing Date, to the effect that: (i) each individual who, as an officer or representative of the Company, signed this Agreement, any Mortgage Loan Purchase and Sale Agreement, the Pooling and Servicing Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, in any Mortgage Loan Purchase and Sale Agreement or in the Pooling and Servicing Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures; and (ii) no event (including, without limitation, any act or omission on the part of such party) has occurred since the date of the good standing certificate referred to in paragraph (c) above which has affected the good standing of the Company under the laws of the state of its incorporation. Such certificate shall be accompanied by true and complete copies (certified as such by the Secretary or an assistant secretary of the Company) of the certificate of incorporation and by-laws of the Company, as in effect on the Closing Date, and of the resolutions of the Company and any required shareholder consent relating to the transactions contemplated in this Agreement, any Mortgage Loan Purchase and Sale Agreement and/or the Pooling and Servicing Agreement.

                  (e) Counsel for the  Underwriters  shall have furnished to the
Underwriters such opinion or opinions, dated the Closing Date, with respect to the Pooling and Servicing Agreement, the Offered Certificates, the Registration Statement, the Prospectus Supplement and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

                  (f) Counsel for the Company (which, in the case of the opinion described in Exhibit A-1 hereto, may be in-house counsel) satisfactory to the Representatives shall have furnished to the Underwriters their written opinion, dated the Closing Date, substantially in the forms attached hereto as Exhibits A-1, A-2 and A-3, with such changes as are satisfactory to or reasonably requested by the Representatives.

                  (g) The Underwriters shall have received from CCA a certificate, dated the Closing Date and executed by an executive officer of CCA, to the effect that: (i) the representations and warranties of CCA in the CCA/Company Mortgage Loan Purchase and Sale Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date; and (ii) CCA has in all material respects complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

                  (h) The Underwriters shall have received with respect to CCA a good standing certificate from the Secretary of State of the State of Delaware, dated not earlier than 30 days prior to the Closing Date.

                  (i) The Underwriters shall have received from the Secretary or an assistant secretary of CCA, in his individual capacity, a certificate, dated the Closing Date, to the effect that: (i) each individual who, as an officer or representative of CCA, signed this Agreement or the CCA/Company Mortgage Loan Purchase and Sale Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in such Mortgage Loan Purchase and Sale Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures; and (ii) no event (including, without limitation, any act or omission on the part of CCA) has occurred since the date of the good standing certificate referred to in paragraph (h) above which has affected the good standing of CCA under the laws of the state of its organization. Each such certificate shall be accompanied by true and complete copies (certified as such by the Secretary or an assistant secretary of CCA) of the organizational documents of CCA, as in effect on the Closing Date, and of the resolutions of CCA and any required member consent relating to the transactions contemplated in the CCA/Company Mortgage Loan Purchase and Sale Agreement.

                  (j) Counsel for CCA (which, in the case of the opinion described in Exhibit B-1 hereto, may be in-house counsel) satisfactory to the Representatives shall have furnished to the Underwriters their written opinion, dated the Closing Date, substantially in the forms attached hereto as Exhibits B-1, B-2, B-3 and B-4, with such changes as are satisfactory to or reasonably requested by the Representatives.

                  (k) The Underwriters shall have received from NHA a certificate, dated the Closing Date and executed by an executive officer of NHA, to the effect that: (i) the representations and warranties of NHA in this Agreement and in each Mortgage Loan Purchase and Sale Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date; and (ii) NHA has in all material respects complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

                  (l) The Underwriters shall have received with respect to NHA a good standing certificate from the Secretary of State of the State of Delaware, dated not earlier than 30 days prior to the Closing Date.

                  (m) The Underwriters shall have received from the Secretary or an assistant secretary of NHA, in his individual capacity, a certificate, dated the Closing Date, to the effect that: (i) each individual who, as an officer or representative of NHA, signed this Agreement or any Mortgage Loan Purchase and Sale Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated in this Agreement or any Mortgage Loan Purchase and Sale Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures; and (ii) no event (including, without limitation, any act or omission on the part of NHA) has occurred since the date of the good standing certificate referred to in paragraph (l) above which has affected the good standing of NHA under the laws of the state of its incorporation. Each such certificate shall be accompanied by true and complete copies (certified as such by the Secretary or an assistant secretary of NHA) of the certificate of incorporation and by-laws of NHA, as in effect on the Closing Date, and of the resolutions of NHA and any required shareholder consent relating to the transactions contemplated in this Agreement or any Mortgage Loan Purchase and Sale Agreement.

                  (n) Counsel for NHA (which, in the case of the opinion described in Exhibit C-1 hereto, may be in-house counsel) satisfactory to the Representatives shall have furnished to the Underwriters their written opinion, dated the Closing Date, substantially in the forms attached hereto as Exhibits C-1 and C-2, with such changes as are satisfactory to or reasonably requested by the Representatives.

                  (o) Short Term Asset Receivable Trust ("START") shall have furnished the Underwriters with a certificate signed by one or more of its authorized signatories, dated as of the Closing Date, satisfactory in form and substance to the Representatives and counsel for the Underwriters.

                  (p) Counsel for START satisfactory to the Representatives shall have furnished the Underwriters with their written opinion satisfactory in form and substance to the Representatives and counsel for the Underwriters.

                  (q) The Servicer shall have furnished the Underwriters with a certificate signed by one or more of its officers satisfactory to the Representatives, dated as of the Closing Date, to the effect that the representations and warranties of the Servicer in the Pooling and Servicing Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

                  (r) Counsel for the Servicer satisfactory to the Representatives shall have furnished the Underwriters with their written opinion satisfactory in form and substance to the Representatives and counsel for the Underwriters.

                  (s) The Special Servicer shall have furnished the Underwriters with a certificate signed by one or more of its officers satisfactory to the Representatives, dated as of the Closing Date, to the effect that the representations and warranties of the Special Servicer in the Pooling and Servicing Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

                  (t) Counsel for the Special Servicer satisfactory to the Representatives shall have furnished the Underwriters with their written opinion satisfactory in form and substance to the Representatives and counsel for the Underwriters.

                  (u) The Trustee shall have furnished the Underwriters with a certificate signed by one or more of its officers satisfactory to the Representatives, dated as of the Closing Date, to the effect that the representations and warranties of the Trustee in the Pooling and Servicing Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

                  (v) Counsel for the Trustee satisfactory to the Representatives shall have furnished the Underwriters with their written opinion satisfactory in form and substance to the Representatives and counsel for the Underwriters.

                  (w) Counsel for the Fiscal Agent satisfactory to the Representatives shall have furnished the Underwriters with their written opinion satisfactory in form and substance to the Representatives and counsel for the Underwriters.

                  (x) The Underwriters shall have received a certificate of the Company confirming all filings made a part of the Registration Statement as of the Closing Date that relate to the Offered Certificates.

                  (y) The Underwriters shall have received from counsel for the Company, NHA, CCA and START copies of any opinion(s) rendered thereby to the Rating Agencies, together with a letter from such counsel, dated the Closing Date, authorizing the Underwriters to rely on such opinion(s) as if addressed to them.

                  (z) The Underwriters shall have received from Price Waterhouse, certified public accountants, a letter dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters stating in effect that using the assumptions and methodology used by the Company, all of which shall be described in such letter, they have recalculated such numbers and percentages set forth in the Prospectus and Computational Materials as the Underwriters may reasonably request and as are agreed to by Price Waterhouse, compared the results of their calculations to the corresponding items in the Prospectus, and found each such number and percentage set forth in the Prospectus to be in agreement with the results of such calculations.

                  (aa) The Offered Certificates listed on Schedule II hereto shall have been rated as indicated on such Schedule by the rating agency or agencies indicated.

                  (bb) Since December 31, 1998, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, operations, financial condition, properties or assets of the Company, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented or as disclosed to the Representatives during the February 26 Meeting, the effect of which is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Certificates on the terms and in the manner contemplated in the Prospectus as amended or supplemented.

                  (cc) Since December 31, 1998, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, operations, financial condition, properties or assets of NHA, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented or as disclosed to the Representatives during the February 26 Meeting, the effect of which is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Certificates on the terms and in the manner contemplated in the Prospectus as amended or supplemented.

                  (dd) Since December 31, 1998, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, operations, financial condition, properties or assets of CCA, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented or as disclosed to the Representatives during the February 26 Meeting, the effect of which is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Certificates on the terms and in the manner contemplated in the Prospectus as amended or supplemented.

                  (ee) Subsequent to the date hereof, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Certificates on the terms and in the manner contemplated in the Prospectus as amended or supplemented.

                  (ff) All proceedings in connection with the transactions contemplated by this Agreement, and all documents incident hereto and thereto, shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters, and the Representatives and counsel for the Underwriters shall have received such additional information, certificates and documents as they may reasonably request.

                  8.       Indemnification and Contribution.

                  (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages, or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of the representations and warranties of the Company set forth in Section 1(a) (whether made as of the date hereof or as of the Closing Date), which breach occurred as of the date hereof or as of the Closing Date, and (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Preliminary Prospectus Supplement, the Registration Statement, any Computational Materials and ABS Term Sheets provided to prospective investors with respect to the Offered Certificates, any marketing materials (in any format) shown or otherwise presented or made available as part of a "roadshow" to prospective investors with respect to the Offered Certificates, the Prospectus as amended or supplemented and any other prospectus relating to the Offered Certificates, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and in the case of each of clause (i) and clause (ii) will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided that the Company will not be liable under the indemnity agreement in subsection (a)(i) to the extent that any such loss, claim, damage or liability that arises out of or is based on a breach of representation or warranty contemplated by clause (i) above constitutes consequential damages; and provided, further, that the Company will not be liable under the indemnity agreement in subsection (a)(ii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission contemplated by clause (ii) above and made in any Preliminary Prospectus, any Preliminary Prospectus Supplement, the Prospectus as amended or supplemented and any other prospectus relating to the Offered Certificates, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Prospectus as amended or supplemented; and provided, further, that the Company will not be liable under the indemnity agreement in subsection (a)(ii) with respect to any such loss, claim, damage or liability that arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission contemplated by clause (ii) above and made in any Computational Materials provided to investors with respect to the Offered Certificates except to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information provided to the Underwriters by the Company, NHA, CCA or any of their affiliates or any third party in their employ; and provided, further, that the Company will not be liable to any Underwriter under indemnity agreement in subsection (a)(ii) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Offered Certificates to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act, if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was identified in writing (which writing may consist of blacklined copies of the Prospectus showing the changes) at such time to such Underwriter and corrected in the Prospectus or the Prospectus as then amended or supplemented.

                  (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Preliminary Prospectus Supplement, the Prospectus as amended or supplemented and any other prospectus relating to the Offered Certificates, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any Preliminary Prospectus Supplement, the Prospectus as amended or supplemented and any other prospectus relating to the Offered Certificates, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and its affiliates (other than Nomura Securities International, Inc. ("NSI")) on the one hand and the Underwriters on the other from the offering of the Offered Certificates to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and its affiliates (other than NSI) on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and its affiliates (other than NSI) on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and its affiliates (other than NSI) on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Certificates underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to the Offered Certificates and not joint.

                  (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

                  9. Computational Materials and ABS Term Sheets. (a) Not later than 2:00 p.m., New York City time, on the date hereof, the Underwriters shall deliver to the Company and its counsel, as provided below, a complete copy of all materials provided by the Underwriters to prospective investors in the Offered Certificates which constitute either (i) "Computational Materials" within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters") or (ii) "ABS Term Sheets" within the meaning of the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters"), if the filing of such materials with the Commission is a condition of the relief granted in such letters and, in the case of any such materials that constitute "Collateral Term Sheets" within the meaning of the PSA Letter, such Collateral Term Sheets have not previously been delivered to the Company as contemplated by
Section 9(b)(i) below. For purposes of this Agreement, "Structural Term Sheets" shall have the meaning set forth in the PSA Letter. Each delivery of Computational Materials and/or ABS Term Sheets to the Company and its counsel pursuant to this paragraph (a) shall be made in paper form and, in the case of ABS Term Sheets, electronic format suitable for filing (or able to be readily converted to a format suitable for filing) with the Commission.

                  (b) Each Underwriter represents and warrants to and agrees with the Company, as of the date hereof and as of the Closing Date, as applicable, that:

                  (i) if such Underwriter has provided any Collateral Term Sheets to potential investors in the Offered Certificates prior to the date hereof and if the filing of such materials with the Commission is a condition of the relief granted in the PSA Letter, then in each such case such Underwriter delivered to the Company and its counsel, in the manner contemplated by Section 9(a), a copy of such materials no later than 1:00 p.m., New York City time, on the first business day following the date on which such materials were initially provided to a potential investor;

                  (ii) the Computational Materials (either in original, aggregated or consolidated form) and ABS Term Sheets furnished to the Company pursuant to Section 9(a) or as contemplated in Section 9(b)(i) constitute all of the materials relating to the Offered Certificates furnished by such Underwriter (whether in written, electronic or other format) to prospective investors in the Offered Certificates prior to the date hereof (or, in the case of any actual investor in the Offered Certificates, prior to the date on which the Prospectus is delivered thereto), except for any Preliminary Prospectus with respect to the Offered

         Certificates and any Computational Materials and ABS Term Sheets with respect to the Offered Certificates which are not required to be filed with the Commission in accordance with the No-Action Letters, and all Computational Materials and ABS Term Sheets provided by such Underwriter to potential investors in the Offered Certificates comply with the requirements of the No-Action Letters;

                  (iii) all Collateral Term Sheets with respect to the Offered Certificates furnished by such Underwriter to potential investors contained and will contain a legend, prominently displayed on the first page thereof, indicating that the information contained therein will be superseded by the description of the Mortgage Loans contained in the Prospectus and, except in the case of the initial Collateral Term Sheet, that such information supersedes the information in all prior Collateral Term Sheets; and

                  (iv) information included in the ABS Term Sheets with respect to the Offered Certificates shall be of a type included in the Prospectus.

                  (c) If, at any time when a prospectus relating to the Offered Certificates is required to be delivered under the Act, it shall be necessary in the opinion of the Company, the Underwriters or their respective counsel to amend or supplement the Prospectus as a result of an untrue statement of a material fact contained in any Computational Materials or ABS Term Sheets provided by the Underwriters pursuant to or as contemplated by this Section 9 or the omission to state a material fact required, when considered in conjunction with the Prospectus, to be stated therein or necessary to make the statements therein, when read in conjunction with the Prospectus, not misleading, or if it shall be necessary to amend or supplement any Current Report to comply with the Act or the rules thereunder, the Company or the Underwriters, as the case may be, shall promptly notify the others of the necessity of such amendment or supplement, and the Underwriters, at the expense of the Company, shall promptly prepare and furnish to the Company for filing with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and shall distribute such amendment or supplement to each prospective investor in the Offered Certificates that received such information being amended or supplemented and either indicated orally to an Underwriter that it would purchase, or actually did purchase, Offered Certificates, it being understood and agreed that the Underwriters will use all reasonable efforts to prepare such amendment or supplement and furnish it to the Company for filing with the Commission at the same time as the materials it is intended to correct and, in any event, within three (3) Business Days of the discovery or receipt of written notice by the Representatives of the subject untrue statement or omission (provided that there shall be no delay in the timely filing of the earlier materials that contain the untrue statement or omission).

                  10. Substitution of Underwriters. (a) If any Underwriter shall default in its obligation to purchase the Offered Certificates which it has agreed to purchase hereunder, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Offered Certificates on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Offered Certificates, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Offered Certificates on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Offered Certificates, or the Company notifies the Representatives that it has so arranged for the purchase of such Offered Certificates, the Representatives or the Company shall have the right to postpone the Closing Date for such Offered Certificates for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party hereto.

                  (b) If, after giving effect to any arrangements for the purchase of the Offered Certificates of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Offered Certificates which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Offered Certificates, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Offered Certificates which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Offered Certificates which such Underwriter agreed to purchase hereunder) of the Offered Certificates of such defaulting Underwriter or Underwriters for which such arrangements have not been made; provided that, if NSI is a defaulting Underwriter, the Company shall not be permitted to require the other Underwriters to purchase any of the Offered Certificates that NSI was required but failed to purchase hereunder; and provided, further, that nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Offered Certificates of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Offered Certificates which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Offered Certificates, as referred to in subsection (b) above, or if the Company shall not (or, because NSI is a defaulting Underwriter, the Company is not entitled
to) exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Offered Certificates of a defaulting
Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or NHA, except for the expenses to be borne by the Company as provided in Section 6 hereof, the indemnity and contribution agreements in

Section 8 hereof and the obligations of NHA under Section 17 hereof (insofar as they relate to the Company's obligations under Section 8 hereof); but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  11. Representations and Indemnities to Survive. The respective indemnities, agreements, representations, warranties and other statements of the Company, NHA, CCA and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Offered Certificates

                  12. The Representatives. In all dealings hereunder, the Representatives shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in any notice given to the Company by both Representatives in accordance with Section 13.

                  13. Notices. All statements,  requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth on the first page hereof; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention:
Secretary; and if to CCA shall be delivered or sent by mail, telex or facsimile transmission to Two World Financial Center - Building B, New York, New York 10281-1198, Attention: Manager - Mortgage Finance Department; and if to NHA shall be delivered or sent by mail, telex or facsimile transmission to Two World Financial Center - Building B, New York, New York 10281-1198, Attention: Manager
- Mortgage Finance Department; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriter's Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

                  14. Successors; Binding Effect. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, NHA, CCA and, to the extent provided in Sections 8, 11, 17 and 18 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Offered Certificates from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

                  15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  16. Miscellaneous. This Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. Time shall be of the essence of this Agreement. As used herein, "business day" (without any other clarification) shall mean any day when the Commission's office in Washington, D.C. is open for business.

                  17. Obligations of NHA. NHA agrees, in consideration of and as an inducement to the Underwriters' purchase of the Offered Certificates from the Company, to indemnify and hold harmless each Underwriter, and each person who controls each Underwriter within the meaning of the Act, against any failure by the Company to perform any of its obligations under Section 8 hereof (as they relate to the indemnity agreement in clause (ii) of Section 8(a) and the corresponding contribution obligations in Section 8(d)) and, further, against any failure by CCA to perform any of its obligations under Section 18 hereof, in each case promptly after receipt from any Underwriter of written notice of any such failure.

                  18. Obligations of CCA. CCA agrees, in consideration of and as an inducement to the Underwriters' purchase of the Offered Certificates from the Company, to indemnify and hold harmless each Underwriter, and each person who controls each Underwriter within the meaning of the Act, against any failure by the Company to perform any of its obligations under Section 8 hereof (as they relate to the indemnity agreement in clause (i) of Section 8(a) and the corresponding contribution obligations in Section 8(d)), promptly after receipt from any Underwriter of written notice of any such failure.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us four counterparts hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, NHA and the several Underwriters.

                                         Very truly yours,

                                         ASSET SECURITIZATION CORPORATION

                                         By: /s/ Marlyn A. Marincas
                                             -----------------------------
                                             Name:   Marlyn A. Marincas
                                             Title:  Director


                                         NOMURA HOLDING AMERICA INC.*


                                         By: /s/ John E. Toffolon
                                             -----------------------------
                                             Name:  John E. Toffolon
                                             Title:  Chief Financial Officer


                                         THE CAPITAL COMPANY OF AMERICA LLC


                                         By: /s/ Marlyn A. Marincas
                                             ----------------------------------
                                               Name:   Marlyn A. Marincas
                                               Title:  Director




*Nomura Holding America Inc. is executing this Underwriting Agreement solely with respect to its representations, warranties, covenants and obligations set forth in Section 1(b) and Section 17 and with respect to the matters set forth in Section 11, Section 12, Section 13, Section 14, Section 15 and Section 16.



               1999-C1 Underwriting Agreement

Accepted at New York, New York as of the date first written above on behalf of the several Underwriters listed on Schedule I.

GOLDMAN, SACHS & CO.


By:  /s/ J. Theodore Borter
     ---------------------------------
       Name:   J. Theodore Borter
       Title:  Vice President


LEHMAN BROTHERS INC.


By:  /s/ Michael Mazzei
     ---------------------------------
       Name:   Michael Mazzei
       Title:  Managing Director

                         1999-C1 Underwriting Agreement

SCHEDULE I



                                                                                            Principal Amount
                                                                                              of Relevant
                                                                                            Class of Offered
                                                                                      Certificates to be Purchased
                                                                                       (Expressed as a Percentage
                                                                                        of the Entire Principal
Underwriter                                                   Class                      Amount of Such Class)

Goldman, Sachs & Co.                                  A-1, A-2, A-3 and A-4                       39%

Lehman Brothers, Inc.                                 A-1, A-2, A-3 and A-4                       39%

Donaldson, Lufkin & Jenrette
  Securities Corporation                              A-1, A-2, A-3 and A-4                       17%

Nomura Securities International, Inc.                 A-1, A-2, A-3 and A-4                        5%

Goldman, Sachs & Co.                                         B and D                              35%

Lehman Brothers, Inc.                                        B and D                              35%

Donaldson, Lufkin & Jenrette
  Securities Corporation                                     B and D                              15%

Nomura Securities International, Inc.                        B and D                              15%

Goldman, Sachs & Co.                                         C and E                               0%

Lehman Brothers, Inc.                                        C and E                               0%

Donaldson, Lufkin & Jenrette
  Securities Corporation                                     C and E                               0%
                                                             C and E                              100%
Nomura Securities International, Inc.



                         1999-C1 Underwriting Agreement

SCHEDULE II



Registration Statement No. 333-53859
Basic Prospectus dated                    March 19, 1999
Prospectus Supplement dated               March 19, 1999
Title of Offered Certificates:            Commercial Mortgage Pass-Through
                                          Certificates,     Series
                                          1999-C1,    Class   A-1,
                                          Class  A-2,  Class  A-3,
                                          Class   A-4,   Class  B,
                                          Class  C,  Class  D  and
                                          Class E
Cut-off Date:                             March 11, 1999
Closing:                                  10:00 a.m. on March 25, 1999
                                          at the offices of
                                          Cadwalader, Wickersham & Taft
                                          100 Maiden Lane
                                          New York, NY  10038



                         1999-C1 Underwriting Agreement


                           Initial Aggregate Certificate
                                     Principal                       Initial
Class Designation               Balance of Class(1)             Pass-Through Rate       Purchase Price(2)       Rating (3)
-----------------               ----------------                -----------------       --------------          ----------
Class A-1                           $350,000,000                  6.250%                      99.971175%         Aaa/AAA
Class A-2                           $100,000,000                  6.585%                     100.465015%         Aaa/AAA
Class A-3                           $800,000,000                  6.640%                     100.447375%         Aaa/AAA
Class A-4                           $448,115,000                  6.975%                     100.016365%         Aaa/AAA
Class B                             $106,875,000                  7.230%                     100.459325%         Aa2/AA
Class C                             $130,624,000                  7.350%                      98.643770%          A2/A
Class D                             $136,562,000                  7.350%                      88.206495%         Baa2/BBB
Class E                              $35,625,000                  7.350%                      82.390550%         Baa3/BBB-


------------------

(1)      Plus or minus a permitted variance of 5%.

(2) Expressed as a percentage of the aggregate principal amount of the relevant class of Offered Certificates to be purchased. The purchase price for each class of the Offered Certificates will include accrued interest at the initial Pass-Through Rate therefor on the aggregate principal amount thereof to be purchased from the Cut-off Date to but not including the Closing Date.

(3) By each of Moody's Investors Service, Inc. and Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc., respectively.

                                   Exhibit A-1
                                   -----------

                              ASC--IN-HOUSE OPINION



                                 March 25, 1999





TO THE PERSONS ON
THE ATTACHED SCHEDULE A


          Re: Commercial Mortgage Asset Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-C1


 Ladies and Gentlemen:

     I am Secretary of and Counsel to Asset Securitization Corporation, a Delaware corporation ("ASC"). I have been asked to deliver this opinion in connection with the issuance of Commercial Mortgage Asset Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-C1 (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement dated as of March 11, 1999 (the "Pooling and Servicing Agreement"), by and among ASC, as depositor, LaSalle National Bank, as trustee, First Union National Bank, as servicer, Lennar Partners, Inc., as special servicer, and ABN AMRO Bank N.V., as fiscal agent.

     Capitalized terms used and not otherwise defined herein have the meanings given to them in the Underwriting Agreement dated March 19, 1999 (the "Underwriting Agreement"), by and among ASC, The Capital Company of America LLC, a Delaware limited liability company ("CCA"), Nomura Holding America Inc., a Delaware corporation ("NHA"), and Goldman, Sachs & Co. ("Goldman, Sachs") and Lehman Brothers Inc. ("Lehman"), as representatives of the underwriters described therein (Goldman, Sachs and Lehman, collectively with Donaldson, Lufkin & Jenrette Securities Corporation and Nomura Securities International, Inc., the "Underwriters") and, if not defined therein, in the Pooling and Servicing Agreement. I have examined such documents as I believe are necessary or appropriate for the purposes of this opinion, including the certificate of incorporation, by-laws and resolutions adopted by the Board of Directors of ASC, the Pooling and Servicing Agreement, the Underwriting Agreement, the Mortgage Loan Purchase and Sale Agreement, dated as of March 11, 1999 (the "CCA/Mortgage Loan Purchase Agreement"), by and between ASC, as purchaser, and CCA, as seller, and acknowledged by NHA, the Mortgage Loan Purchase and Sale Agreement, dated as of March 11, 1999 (the "NHA/Mortgage Loan Purchase Agreement"), by and between ASC, as purchaser, and NHA, as seller, the form of assignment and delivery of the Mortgage Loans and related collateral therefor and all exhibits thereto (the Pooling and Servicing Agreement, the Underwriting Agreement, the CCA/Mortgage Loan Purchase Agreement and the NHA/Mortgage Loan Purchase Agreement, collectively, the "Agreements"). In reaching such opinions, I have assumed without investigation, except as expressly set forth below, that there are no facts inconsistent with the assumptions made in paragraph A through D below.

     A. All signatures of parties, other than ASC, on all documents are genuine. Each person executing any instrument, document or agreement, whether individually or on behalf of a firm or other business entity, other than ASC, is duly authorized to do so.

     B. All documents submitted as original are authentic; and all photostatic copies, and all copies certified by a governmental custodian or a party to the transaction, conform to authentic original documents.

     C. All natural persons, including all persons acting on behalf of a business entity, are legally competent.

     D. All other parties to documents, other than ASC, have the requisite power and authority to consummate the transaction contemplated by the Agreements and to execute and deliver the applicable documents.

     Based on my review of the foregoing and such other considerations of law and fact as I believe to be relevant, and subject to the limitations, assumptions and qualifications set forth herein, I am of the opinion that:

     1. ASC is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to do business in the State of New York as a foreign corporation.

     2. ASC has all requisite corporate power and authority to execute, deliver and perform its obligations under the Agreements.

     3. The execution, delivery and performance of the Agreements by ASC have been duly authorized by all necessary corporate action of ASC.

     4. Neither the issuance and sale of the Certificates nor the execution, delivery or performance of the terms of the Agreements will result in the breach of any term or provision of the certificate of incorporation or by-laws of ASC or conflict with, result in a breach or violation of or the acceleration of indebtedness under, or constitute a default under, the terms of any indenture, agreement or instrument of which I have knowledge to which ASC is a party or by which it is bound, or any order or decree of any court, regulatory body, administrative agency or governmental body having jurisdiction over ASC and known to me as being applicable to ASC.

     5. To my knowledge, there is no action, suit or proceeding against, or investigation of, ASC pending or threatened against ASC before any court, administrative agency or other tribunal which, either individually or in the aggregate, (a) asserts the invalidity of any of the Agreements or the Certificates, (b) seeks to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by the Agreements or (c) which would materially and adversely affect (i) the performance by ASC of its obligations under, or the validity or enforceability of, any of the Agreements or the Certificates, or (ii) any rights with regard to the Mortgaged Properties or the Mortgage Loans.

     In addition to the qualifications set forth above, the opinions herein are also subject to the following qualifications:

     1. I am a member of the Bar of the State of New York, and the opinions expressed herein concern only the laws of the State of New York, as currently in effect, the federal laws of the United States of America, as currently in effect, and the corporate laws of the State of Delaware, as currently in effect.

     2. I assume no obligation to supplement this opinion if, after the date hereof, any applicable laws change or I become aware of any facts that might change the opinions set forth herein.

     3. The opinions are limited to the matters set forth in this letter. No other opinions should be inferred beyond the matters expressly stated.

     The opinions expressed in this letter may be relied upon solely by the addressees hereof solely with respect to the transactions described in the Agreements, and may not be relied upon by any other person or entity, without my specific prior written consent.


                                          Sincerely,

                                   SCHEDULE A


Goldman, Sachs & Co.
85 Broad Street
New York, NY 10004

Lehman Brothers Inc.
3 World Financial Center
New York, NY 10285

Donaldson, Lufkin & Jenrette
  Securities Corporation
277 Park Avenue, 9TH Floor
New York, NY 10172

Nomura Securities International, Inc.
2 World Financial Center
Building B, 21st Floor
New York, NY 10281

LaSalle National Bank
135 South LaSalle Street, Suite 1625
Chicago, IL 60674-4102

ABN AMRO Bank N.V.
135 South LaSalle Street, Suite 1625
Chicago, IL 60674-4102

Standard & Poor's Rating Services
26 Broadway
New York, NY 10004

Moody's Investors Service, Inc.
99 Church Street
New York, NY 10007

Cadwalader, Wickersham & Taft
100 Maiden Lane
New York, NY 10038

                                   Exhibit A-2
                                   -----------

                                ASC - CWT OPINION



                                 March 25, 1999




Goldman, Sachs & Co.                        Lehman Brothers Inc.
85 Broad Street                             3 World Financial Center
New York, New York 10004                    New York, New York 10285

Nomura Securities International, Inc.       Donaldson, Lufkin & Jenrette
2 World Financial Center                      Securities Corporation
Building B, 21st Floor                      277 Park Avenue, 9th Floor
New York, New York 10281                    New York, New York 10172


           Re: Commercial Mortgage Asset Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-C1


Ladies and Gentlemen:

     We are rendering this opinion pursuant to Section 7(f) of the Underwriting Agreement, dated March 19, 1999 (the "Underwriting Agreement"), by and among Asset Securitization Corporation, a Delaware corporation ("ASC"), The Capital Company of America LLC, a Delaware limited liability company ("CCA"), Nomura Holding America Inc., a Delaware corporation ("NHA") and Goldman, Sachs & Co. ("Goldman, Sachs") and Lehman Brothers Inc. ("Lehman"), as representatives of the underwriters described therein (Goldman, Sachs and Lehman, collectively with Donaldson, Lufkin & Jenrette Securities Corporation and Nomura Securities International, Inc., the "Underwriters"). We have acted as special counsel to
(1) ASC and CCA in connection with the purchase by ASC from CCA, pursuant to a Mortgage Loan Purchase and Sale Agreement dated as of March 11, 1999 (the "CCA/Mortgage Loan Purchase and Sale Agreement"), by and between ASC and CCA and acknowledged by NHA, of the mortgage loans described therein; (2) ASC and NHA in connection with the purchase by ASC from NHA, pursuant to a Mortgage Loan Purchase and Sale Agreement dated as of March 11, 1999 (the "NHA/Mortgage Loan Purchase and Sale Agreement" and collectively with the CCA/Mortgage Loan Purchase and Sale Agreement, the "Mortgage Loan Purchase and Sale Agreements"), by and between ASC and NHA, of the mortgage loans described therein; (3) ASC in connection with (a) the issuance of the Commercial Mortgage Asset Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-C1, consisting of nineteen classes: the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class A-4 Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class X Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class R Certificates" and the "Class LR Certificates" (collectively, the "Certificates"); and (b) the sale by ASC and the purchase by the Underwriters pursuant to the Underwriting Agreement of the Class A-1, the Class A-2, the Class A-3, the Class A-4, the Class B, the Class C, the Class D and the Class E Certificates (collectively, the "Offered Certificates"); (4) NHA in connection with the acknowledgment by NHA of the CCA/Mortgage Loan Purchase and Sale Agreement; (5) CCA in connection with the execution by CCA of the Underwriting Agreement; and (6) NHA in connection with the execution by NHA of the Underwriting Agreement. The Certificates are being issued pursuant to a Pooling and Servicing Agreement dated as of March 11, 1999 (the "Pooling and Servicing Agreement"), by and among ASC, as depositor, LaSalle National Bank, as trustee, First Union National Bank, as servicer, Lennar Partners, Inc., as special servicer, and ABN AMRO Bank N.V., as fiscal agent. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Pooling and Servicing Agreement.

     The Certificates will evidence beneficial ownership interests in a trust fund (the "Trust Fund") the assets of which will consist primarily of the mortgage loans (the "Mortgage Loans") identified in Exhibit B to the Pooling and Servicing Agreement, together with certain related assets.

     In rendering the opinions set forth below, we have examined and relied upon originals, copies or specimens, certified or otherwise identified to our satisfaction, of the Underwriting Agreement, the Pooling and Servicing Agreement, the Mortgage Loan Purchase and Sale Agreements and all exhibits thereto (collectively, the "Agreements"), the Registration Statement on Form S-3 No. 333-53859 which was filed with the Securities and Exchange Commission (the "Commission") on September 21, 1998 and which became effective on September 25, 1998 (the "Registration Statement"), the Preliminary Prospectus, dated March 1, 1999, the Preliminary Prospectus Supplement dated March 1, 1999 relating to the Offered Certificates, the Prospectus dated March 19, 1999 (the "Base Prospectus") and the Prospectus Supplement dated March 19, 1999 relating to the Offered Certificates (the "Prospectus Supplement", and together with the Base Prospectus, the "Prospectus"); such Prospectus to be filed with the Commission pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended (the "Act") on or before March ___, 1999, specimen forms of the Offered Certificates, and such certificates, corporate and public records and other documents, agreements, instruments and opinions, including, among other things, the documents delivered at the closing of the purchase and sale of the Offered Certificates (the "Closing") and the opinion of Marshall S. Brozost, Esq., Secretary of and Counsel to ASC, dated of even date herewith, as we have deemed necessary as a basis for such opinions expressed below. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to us as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to us as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens, the conformity of the text of each document filed with the Commission through the Commission's Electronic Data Gathering, Analysis and Retrieval System to the printed document reviewed by us, and the accuracy of the matters set forth in the documents, agreements and instruments we reviewed. As to any facts material to such opinions that were not known to us, we have relied upon statements, certificates and representations of officers and other representatives of ASC, NHA, CCA, the Servicer, the Special Servicer, the Trustee, the Fiscal Agent and the Underwriters included in the Agreements and other documents, certificates and opinions delivered at the Closing and of public officials. We have examined such questions of law as we have deemed necessary for purposes of these opinions.

     We have assumed that each party to the Agreements had the power and authority to enter into and perform the obligations undertaken by it under the Agreements to which it is a party, that the Agreements were duly authorized, executed and delivered by each such party (other than ASC, as to which we have relied upon the opinion of Marshall S. Brozost, Esq., Secretary of and Counsel to ASC, referenced above) and that, with respect to each such party (other than
ASC), each such Agreement constitutes the legal, valid, and binding agreement of such party. As used herein, "to our knowledge" means the actual awareness, without independent investigation, of facts or other information by any lawyer in our firm actively involved in the transactions contemplated by the Agreements.

     We express no opinion concerning the laws of any jurisdiction other than the substantive laws of the State of New York and, where expressly referred to below, the substantive federal laws of the United States of America (in each case without regard to conflicts of laws principles), and we express no opinion as to whether a court outside the State of New York would honor the choice of New York law in any agreement or instrument referred to herein.

     Based upon, and subject to the foregoing, we are of the opinion that:

     1. The Registration Statement is effective under the Act, and, to our knowledge, no stop order with respect thereto has been issued, or proceeding for that purpose has been instituted or threatened by the Commission.

     2. The Registration Statement, the Prospectus and any further amendments and supplements thereto made by ASC prior to the date of the Closing (in each case excluding any information incorporated by reference therein and any numerical, financial, statistical and quantitative data included therein, as to which we express no view), as of the date it became effective, as of the date of the Prospectus Supplement or as of the date of such later amendment or supplement, as the case may be, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the rules and regulations thereunder applicable to such documents as of the relevant date.

     3. To our knowledge, there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus, as amended or supplemented, which are not filed or described as required.

     4. The statements in the Base Prospectus under the headings "Federal Income Tax Consequences," "ERISA Considerations" and "Legal Investment" and in the Prospectus Supplement under the headings "Certain Federal Income Tax Consequences," "Certain ERISA Considerations" and "Legal Investment," insofar as such statements purport to summarize matters of federal law or legal conclusions with respect thereto, have been reviewed by us and are correct in all material respects. The statements made under the captions "Description of the Certificates" and "Description of the Agreements" in the Base Prospectus and
"The  Pooling  and  Servicing   Agreement"  and   "Description  of  the  Offered
Certificates" in the Prospectus Supplement, insofar as such statements constitute a summary of the terms of the Offered Certificates and the Pooling and Servicing Agreement, are correct in all material respects.

     5. The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust Fund created by the Pooling and Servicing Agreement is not required to be registered under the Investment Company Act of 1940, as amended.

     6. Assuming that the elections required by Section 860D(b) of the Internal Revenue Code of 1986, as amended (the "Code"), are properly made, and assuming that the Trust Fund is administered in compliance with the Pooling and Servicing Agreement as in effect on the Closing Date, and with any subsequent changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder, (a) the Upper-Tier REMIC, the Lower-Tier REMIC, the Atlanta Marriott REMIC, the DDRA REMIC and the Overland MHP REMIC will each qualify for treatment for federal income tax purposes as a real estate mortgage investment conduit, as defined in Section 860D of the Code; (b) the Class A-1, the Class A-2, the Class A-3, the Class A-4, the Class B, the Class C, the Class D, the Class E, the Class X, the Class F, the Class G, the Class H, the Class J, the Class K, the Class L, the Class M-1 and the Class M-2 Certificates will represent "regular interests" in the Upper-Tier REMIC and the Class R and the Class LR Certificates will represent the sole classes of "residual interests" in the Upper-Tier REMIC and the Lower-Tier REMIC, respectively, within the meaning of the Code. Furthermore, (i) those portions of the Trust Fund consisting of the right to receive (w) the Repurchase Return of Premium Amount, (x) the Repurchase Price Return of Premium Distribution Account, (y) the Excess Interest and (z) the Excess Interest Distribution Account will be characterized for federal income tax purposes as a grantor trust under Subpart E of Part 1 of Subchapter J of the Code; (ii) the Class X Certificates represent undivided beneficial interests in that portion of the Trust Fund consisting of the Repurchase Return of Premium Amount and the Repurchase Price Return of Premium Distribution Account; and
(iii) the Class A-2, the Class A-3, the Class A-4, the Class B, the Class C, the Class D, the Class E, the Class F, the Class G, the Class H, the Class J, the Class K, the Class L, Class M-1 and Class M-2 Certificates will represent pro rata undivided beneficial interests in that portion of the Trust Fund consisting of the Excess Interest and the Excess Interest Distribution Account.

     7. Each of the Agreements has been duly executed and delivered by ASC and constitutes the legal, valid and binding agreement of ASC, enforceable against ASC in accordance with its terms, subject to applicable bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and except that rights to indemnification and contribution may be limited by applicable law or public policy.

     8. No consent, approval, authorization of, registration or filing with, or notice to, any State of New York or federal governmental or regulatory authority, agency, department, commission, board, bureau, body or instrumentality is required for the execution, delivery or performance of, or compliance by ASC with, the Agreements except such recordations of the assignments of the Mortgage Loans or the reassignments of assignments of leases, rents and profits or filings of UCC Financing Statements that have not yet been completed.

     9. Neither the issuance and sale of the Offered Certificates nor the execution, delivery and performance of the terms of the Agreements by ASC will conflict with, or result in a violation of, any New York State or federal law that is, to our knowledge, applicable to ASC.

     10. The Offered Certificates have been validly issued and are outstanding and entitled to the benefits provided by the Pooling and Servicing Agreement.

     11. Assuming that the Class A-1, Class A-2, Class A-3, Class A-4 and Class B Certificates are rated at the time of issuance in one of the two highest rating categories by a nationally recognized statistical rating organization, each such Certificate at the time of the issuance thereof will be a "mortgage related security" as such term is defined in Section 3(a)(41) of the Exchange Act.

     We have rendered the opinions expressed herein based on facts and circumstances existing, and applicable laws, rules, regulations, court decisions, and governmental and regulatory authority determinations in effect, on the date hereof. We assume no obligation to update or supplement this letter to reflect any facts, circumstances, laws, rules, or regulations, or any changes thereto, or any court or other authority or commission decisions or governmental or regulatory authority determinations which may hereafter occur or come to our attention.

     We are furnishing this opinion to each addressee hereof solely for its benefit in connection with the transactions referred to herein. This opinion is not to be relied upon, used, circulated, quoted or otherwise referred to by any other person or for any other purpose without our prior written consent.


                                               Very truly yours,

                                   Exhibit A-3
                                   -----------

                            CWT 10B-5 LETTER--PUBLICS



                                 March 25, 1999



Goldman, Sachs & Co.                    Lehman Brothers Inc.
85 Broad Street                         3 World Financial Center
New York, NY 10004                      New York, NY 10285

Donaldson, Lufkin & Jenrette            Nomura Securities International, Inc.
  Securities Corporation                2 World Financial Center
277 Park Avenue, 9th Floor              Building B, 21st Floor
New York, NY 10172                      New York, NY 10281


          Re: Commercial Mortgage Asset Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-C1


Ladies and Gentlemen:

     This letter is with reference to the registration under the Securities Act of 1933 (the "Act") and offering of Commercial Mortgage Asset Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-C1, Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates (collectively referred to herein as the "Offered Certificates"). This letter is being delivered to you pursuant to Section 7(f) of the Underwriting Agreement (the "Underwriting Agreement"), by and among Asset Securitization Corporation ("ASC"), The Capital Company of America LLC ("CCA"), Nomura Holding America Inc. and Goldman, Sachs & Co. ("Goldman, Sachs") and Lehman Brothers Inc. ("Lehman"), as representatives of the underwriters described therein (Goldman, Sachs and Lehman, collectively with Donaldson, Lufkin & Jenrette Securities Corporation and Nomura Securities International, Inc., the "Underwriters").

     A registration statement on Form S-3 No. 333-53859 was filed with the Securities and Exchange Commission (the "Commission") on September 21, 1998 and became effective on September 25, 1998 (the "Registration Statement"). The Offered Certificates have been offered by a Preliminary Prospectus, dated March 1, 1999, as supplemented by a Preliminary Prospectus Supplement, dated March 1, 1999 relating to the Offered Certificates, and a Final Prospectus, dated March 19, 1999 (the "Base Prospectus"), as supplemented by the Final Prospectus Supplement, dated March 19, 1999 (the "Prospectus Supplement") relating to the Offered Certificates, which updates or supplements certain information contained in the Base Prospectus (the Base Prospectus and the Prospectus Supplement, together, the "Prospectus"). Capitalized terms used and not otherwise defined herein have the meanings given to them in the Pooling and Servicing Agreement, dated as of March 11, 1999, among ASC, as depositor, LaSalle National Bank, as trustee, First Union National Bank, as servicer, Lennar Partners Inc., as special servicer, and ABN AMRO Bank N.V., as fiscal agent.

     We assume, for purposes of this letter, the conformity of the text of each document filed with the Commission through the Commission's Electronic Data Gathering, Analysis and Retrieval System to the printed document reviewed by us. This letter is also limited to the actual awareness, without independent investigation, of facts or other information by any lawyer in our firm actively involved in the transactions contemplated by the Underwriting Agreement. For purposes hereof, the terms "Registration Statement," "Base Prospectus," "Prospectus Supplement" and "Prospectus" do not include the Form 8-Ks, or the exhibits thereto, filed with the Commission relating to the Offered
Certificates, and we express no view with respect thereto, other than those materials attached hereto as Schedule A (such attached materials, the "Covered Materials").

     We have not ourselves checked the accuracy, completeness or fairness of, or otherwise verified, the information contained in the Registration Statement, the Prospectus (and any further amendment or supplement thereto made by ASC prior to the Closing Date) or the Covered Materials and we do not pass upon or assume any responsibility therefor (other than as set forth in paragraph 2, 3 and 4 of our opinion to you of even date herewith on behalf of ASC (the "Opinion Letter")). In particular, without limiting the generality of the foregoing and with your consent, we have not reviewed the Mortgage Files or other documents prepared or delivered in connection with the origination or modification of the Mortgage Loans. However, in the course of our participation in the preparation of the Registration Statement and the Prospectus and our review of the Covered Materials, we have attended certain conferences and participated in conversations with representatives of ASC, ASC's independent public accountants, CCA, counsel to CCA, NHA and counsel to NHA, each in connection with the origination of certain of the Mortgage Loans, and with the Underwriters and their counsel. On the basis of the information which we gained in the course of the representation referred to above and our examination of the documents referred to in the Opinion Letter, considered in light of our understanding of applicable law and the experience we have gained through our practice, nothing has come to our attention in the course of our review of the Registration Statement, the Prospectus and the Covered Materials which causes us to believe that: (i) as of the effective date of the Registration Statement, as of the date of any post-effective amendment thereof or as of the date hereof, the Registration Statement, as amended, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) as of the date of the Prospectus Supplement or as of the date hereof, the Prospectus contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) as of the date on which such materials were filed by ASC under Form 8-K, the Covered Materials, when read together with the Prospectus, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading; it being understood that we express no view as to the adequacy or accuracy of (i) the financial statements, schedules or other financial or statistical data included in the Registration Statement or the Prospectus or (ii) any information contained in any computer disk accompanying the Prospectus.

     We are furnishing this letter based on facts and circumstances existing, and applicable laws, rules, regulations, court decisions, and governmental and regulatory authority determinations in effect, on the date hereof. We assume no obligation to update or supplement this letter to reflect any facts, circumstances, laws, rules, or regulations, or any changes thereto, or any court or other authority or body decisions or governmental or regulatory authority determinations which may hereafter occur or come to our attention.

     We are furnishing this letter to each addressee hereof solely for its benefit in connection with the transactions referred to herein. This letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any other person or for any other purpose without our prior written consent.


                                            Very truly yours,

                                   SCHEDULE A

                            LIST OF COVERED MATERIALS
                            -------------------------

                                   Exhibit B-1

                              CCA--IN-HOUSE OPINION



                                 March 25, 1999

TO THE PERSONS ON
THE ATTACHED SCHEDULE A


          Re: Commercial Mortgage Asset Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-C1


Ladies and Gentlemen:

     I am Assistant Secretary of and Counsel to The Capital Company of America LLC, a Delaware limited liability company ("CCA"). I have been asked to deliver this opinion in connection with the sale by CCA and the purchase by Asset Securitization Corporation ("ASC"), pursuant to the Mortgage Loan Purchase and Sale Agreement dated As of March 11, 1999 (the "Mortgage Loan Purchase and Sale Agreement"), by and between CCA and Asset Securitization Corporation, of the Mortgage Loans described therein and the assignment and delivery of such Mortgage Loans and related collateral therefor by CCA to the Trustee and in connection with the execution by CCA of the Underwriting Agreement dated March 19, 1999 (the "Underwriting Agreement" and, together with the Mortgage Loan Purchase Agreement, the "Agreements"), by and among Asset Securitization Corporation, CCA, Nomura Holding America Inc. and Goldman, Sachs & Co. and Lehman Brothers Inc., as representatives of the underwriters described therein. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Pooling and Servicing Agreement dated as of March 11, 1999, by and among ASC, as depositor, LaSalle National Bank, as trustee, First Union National Bank, as servicer, Lennar Partners, Inc., as special servicer, and ABN AMRO Bank N.V., as fiscal agent.

     I have examined such documents as I believe are necessary or appropriate for the purposes of this opinion, including the certificate of formation, incumbency resolution and operating agreement adopted by the members of CCA and the Agreements and all exhibits thereto. In reaching such opinions, I have assumed without investigation, except as expressly set forth below, that there are no facts inconsistent with the assumptions made in paragraphs A through D below.

     A. All signatures of parties, other than CCA, on all documents are genuine. Each person executing any such instrument, document or agreement, whether individually or on behalf of a firm or other business entity, other than CCA, is duly authorized to do so.

     B. All documents submitted as original are authentic, and all photostatic copies, and all copies certified by a governmental custodian or a party to the transaction, conform to authentic original documents.

     C. All natural persons, including all persons acting on behalf of a business entity, are legally competent.

     D. All other parties to documents, other than CCA, have the requisite power and authority to consummate the transactions contemplated by the Agreements and to execute and deliver the applicable documents.

     Based on my review of the foregoing and such other considerations of law and fact as I believe to be relevant, and subject to the limitations, assumptions and qualifications set forth herein, I am of the opinion that:

     1. The execution, delivery and performance of the terms of the Agreements will not result in the breach or violation of or a default under any order or decree of any court, regulatory body, administrative agency or governmental body having jurisdiction over CCA and known to me as being applicable to CCA.

     2. To my knowledge, there is no action, suit or proceeding against, or investigation of, CCA pending or threatened against CCA before any court, administrative agency or other tribunal which, either individually or in the aggregate, (a) asserts the invalidity of the Agreements, (b) seeks to prevent the consummation of any of the transactions contemplated by the Agreements or
(c) which would materially and adversely affect (i) the performance by CCA of its obligations under, or the validity or enforceability of, the Agreements, or
(ii) any rights with regard to the Mortgaged Properties or the Mortgage Loans.

     3. The execution, delivery and performance by CCA of, and the consummation of the transactions contemplated by, the Agreements do not and will not result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of, any agreement or instrument of which I have actual knowledge (such actual knowledge solely based on discussions with members of CCA's senior management and without further investigation) to which CCA is a party or by which it is bound or to which it is subject, or result in the creation or imposition of any lien upon any property of CCA pursuant to the terms of any such agreement or instrument, any of which occurrences, either in any one instance or in the aggregate, would allow into question the validity of the Agreements or be reasonably likely to impair materially the ability of CCA to perform under the terms of the Agreements.

     In addition to the qualifications set forth above, the opinions herein are also subject to the following qualifications:

     1. I am a member of the Bar of the State of New York, and the opinions expressed herein concern only the laws of the State of New York, as currently in effect, and the federal laws of the United States of America, as currently in effect and the corporate law of the State of Delaware, as currently in effect.

     2. I assume no obligation to supplement this opinion if, after the date hereof, any applicable laws change or I become aware of any facts that might change the opinions set forth herein.

     3. The opinions are limited to the matters set forth in this letter. No other opinions should be inferred beyond the matters expressly stated.

     The opinions expressed in this letter may be relied upon solely by the addressees hereof solely with respect to the transactions described in the Agreements, and may not be relied upon by any other person or entity, without my specific prior written consent.


                                                       Sincerely,

                                   SCHEDULE A


Goldman, Sachs & Co.
85 Broad Street
New York, NY 10004

Lehman Brothers Inc.
3 World Financial Center
New York, NY 10285

Donaldson, Lufkin & Jenrette
  Securities Corporation
277 Park Avenue, 9th Floor
New York, NY 10172

Nomura Securities International, Inc.
2 World Financial Center
Building B, 21st Floor
New York, NY 10281

LaSalle National Bank
135 South LaSalle Street, Suite 1625
Chicago, IL 60674-4102

ABN AMRO Bank N.V.
135 South LaSalle Street, Suite 1625
Chicago, IL 60674-4102

Standard & Poor's Rating Services
26 Broadway
New York, NY 10004

Moody's Investors Service, Inc.
99 Church Street
New York, NY 10007

Cadwalader, Wickersham & Taft
100 Maiden Lane
New York, NY 10038

                                   Exhibit B-2
                                   -----------

                                CCA--CWT OPINION



                                 March 25, 1999


TO THE PERSONS ON
THE ATTACHED SCHEDULE A


          Re: Commercial Mortgage Asset Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-C1


Ladies and Gentlemen:

     We are rendering this opinion pursuant to Section 4 of the Mortgage Loan Purchase and Sale Agreement dated as of March 11, 1999 (the "Mortgage Loan
Purchase Agreement"), by and between The Capital Company of America LLC, a Delaware limited liability company ("CCA"), and Asset Securitization Corporation, a Delaware corporation (the "Purchaser"), and acknowledged by Nomura Holding America Inc., a Delaware corporation ("NHA"), and pursuant to
Section 7(j) of the Underwriting Agreement, dated March 19, 1999 (the "Underwriting Agreement" and, together with the Mortgage Loan Purchase Agreement, the "Agreements"), by and among Asset Securitization Corporation, CCA, NHA and Goldman, Sachs & Co. and Lehman Brothers Inc., as representatives of the underwriters described therein. We have acted as special counsel to CCA in connection with the execution by CCA of the Underwriting Agreement and the sale by CCA and the purchase by the Purchaser of the mortgage loans (the "Mortgage Loans") which are described in the Mortgage Loan Purchase Agreement. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Mortgage Loan Purchase Agreement and, if not defined therein, in the Underwriting Agreement.

     In rendering the opinion set forth below, we have examined and relied upon originals, copies or specimens, certified or otherwise identified to our satisfaction, of the Agreements and such certificates, corporate records and other documents and instruments, as we have deemed necessary as a basis for such opinion hereinafter expressed, including those delivered at the closing for the sale of the Mortgage Loans and the sale of the Offered Certificates. In addition we have relied, with your permission, on the opinion of counsel of Marshall S. Brozost, Esq., Assistant Secretary of and Counsel to CCA, and on the opinions of Shearman & Sterling and of Potter, Anderson & Corroon LLP, each special counsel to CCA, each dated of even date herewith. In connection with such examination, we have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to us as originals, and the conformity to original documents, agreements and instruments of all documents and instruments submitted to us as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens, and the accuracy of the matters set forth in the documents, agreements and instruments we reviewed. As to any facts material to such opinion that were not known to us, we have relied, with your consent, upon statements, certificates and representations of officers and other representatives of CCA. As used herein, "to our knowledge" means the actual awareness, without independent investigation, of facts or other information by any lawyer in our firm actively involved in the transactions contemplated by the Agreements.

     We have assumed that each party to the Agreements had the power and authority to enter into and perform the obligations undertaken by it under the Agreements, that the Agreements were duly authorized, executed and delivered by each of the parties thereto (other than CCA, as to which we have relied on the opinions of Marshall S. Brozost, Esq., Assistant Secretary of and Counsel to CCA, Potter, Anderson & Corroon LLP and Shearman & Sterling, each referenced above), and that each of the Agreements constitutes the legal, valid, and binding agreement of the of the parties thereto (other than CCA).

     We express no opinion concerning the laws of any jurisdiction other than the substantive laws of the State of New York (without regard to conflicts of laws principles), and we express no opinion as to whether a court outside the State of New York would honor the choice of New York law in any agreement or instrument referred to herein.

     Based upon, and subject to the foregoing, we are of the opinion that:

     1. Each Agreement constitutes the legal, valid and binding agreement of CCA, enforceable against CCA in accordance with its terms, subject to applicable bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     2. No consent, approval, authorization of, registration or filing with, or notice to, any State of New York or federal governmental or regulatory authority, agency, department, commission, board, bureau, body or instrumentality is required for the execution, delivery or performance of, or compliance by CCA with, the Agreements except such recordations of the assignments of the Mortgage Loans or the reassignments of assignments of leases, rents and profits or filings of UCC Financing Statements that have not yet been completed.

     3. Neither the sale of the Mortgage Loans nor the execution, delivery and performance of the terms of the Agreements by CCA will conflict with, or result in the violation of, any New York State or federal law that is, to our knowledge, applicable to CCA.

     We have rendered the opinions expressed herein based on facts and circumstances existing, and applicable laws, rules, regulations, court decisions, and governmental and regulatory authority determinations in effect, on the date hereof. We assume no obligation to update or supplement this letter to reflect any facts, circumstances, laws, rules, or regulations, or any changes thereto, or any court or other authority or commission decisions or governmental or regulatory authority determinations which may hereafter occur or come to our attention.

     We are furnishing this opinion to each addressee hereof solely for its benefit in connection with the transaction referred to herein. This opinion is not to be relied upon, used, circulated, quoted or otherwise referred to by any other person or for any other purpose without our prior written consent.


                                               Very truly yours,

                                   SCHEDULE A


Goldman, Sachs & Co.
85 Broad Street
New York, NY 10004

Lehman Brothers Inc.
3 World Financial Center
New York, NY 10285

Donaldson, Lufkin & Jenrette
  Securities Corporation
277 Park Avenue, 9th Floor
New York, NY 10172

Nomura Securities International, Inc.
2 World Financial Center
Building B, 21st Floor
New York, NY 10281

LaSalle National Bank
135 South LaSalle Street, Suite 1625
Chicago, IL 60674-4102

ABN AMRO Bank N.V.
135 South LaSalle Street, Suite 1625
Chicago, IL 60674-4102

Standard & Poor's Rating Services
26 Broadway
New York, NY 10004

Moody's Investors Service, Inc.
99 Church Street
New York, NY 10007

                                   Exhibit B-3

                         CCA -- DELAWARE COUNSEL OPINION



                                 March 25, 1999


TO EACH OF THE PERSONS LISTED ON
SCHEDULE I ATTACHED HERETO


          Re: Commercial Mortgage Asset Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-C1


Ladies and Gentlemen:

     We have acted as special Delaware counsel for The Capital Company of America LLC, a Delaware limited liability company (the "Company") in connection with, among other things, the Interim Amended and Restated Limited Liability Company Agreement of the Company dated June 26, 1998 (the "Operating Agreement") by Nomura Asset Capital Corporation, a Delaware corporation ("NACC"). This opinion is furnished to you pursuant to Section 4 of the Mortgage Loan Purchase and Sale Agreement dated as of March 11, 1999 (the "Purchase Agreement") by and between the Company and Asset Securitization Corporation ("ASC"), and acknowledged by Nomura Holding America Inc., a Delaware corporation ("NHA") and pursuant to Section 7(j) of the Underwriting Agreement, dated March 19, 1999 (the "Underwriting Agreement" and, together with the Purchase Agreement, the "Transaction Agreements"), by and among Asset Securitization Corporation, the Company, NHA and Goldman, Sachs & Co. and Lehman Brothers Inc., as representatives of the underwriters described therein. We have been engaged as special Delaware counsel for the Company in connection with the giving of this opinion. Terms used herein and not otherwise defined herein shall have the meaning set forth in the Operating Agreement.

     For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

     1. The Certificate of Formation of the Company dated as of January 29, 1998, as filed in the Office of the Secretary of State of the State of Delaware (the "Secretary of State") on January 29, 1998;

     2. The Limited Liability Company Agreement of the Company dated [as of] February 19, 1998 (the "Original Agreement"), by NHA;

     3. The Operating Agreement;

     4. The Contribution Agreement dated as of June 18, 1998, by and between NHA and NACC, pursuant to which NHA transferred its membership interest in the Company to NACC (the "Contribution Agreement");

     5. A Long Form Certificate of Good Standing for the Company dated March __, 1999 obtained from the Secretary of State;

     6. The cancelled Membership Certificate originally issued to NHA on February 19, 1998 (the "Original Certificate");

     7. The Membership Certificate issued to NACC on June 18, 1998 (the "Outstanding Certificate");

     8. The Register of Membership Interests (the "Membership Register") reflecting (i) the issuance of the Original Certificate, (ii) the cancellation of the Original Certificate in connection with the Contribution Agreement and the transfer from NHA to NACC occurring thereunder; and (iii) the issuance to NACC of the Outstanding Certificate;

     9. Resolutions of the Board of Managers of the Company dated as of March __, 1999 (the "Resolutions"), with respect to the authorization of the Transaction Agreements;

     10. A Certificate of a duly authorized officer of the Company dated March __, 1999, certifying as to certain factual matters, including, without limitation, the non-occurrence of any event of dissolution under the Operating Agreement, [the status of transfers and withdrawals from the Company, and the non-existence of any assets or employees in the State of Delaware];

     11. The Purchase Agreement;

     12. The Underwriting Agreement; and

     13. A search dated March __, 1999 (the "Search") of the docket records of the Court of Common Pleas, Superior Court, the Court of Chancery and the Supreme Court of the State of Delaware, in each of New Castle County, Kent County and Sussex County, as well as the United States District Court for the State of Delaware (the "Courts"), reflecting the through dates of the Search pertaining to each of the Courts, respectively, as to the non-existence of a decree of judicial dissolution under Section 18-802 of the Act.

     The documents referred to in (1), (2) and (3) are collectively referred to herein as the "Company's Organizational Documents." The documents referred to in
(2), (3), (4), (11) and (12) are collectively referred to as the "Agreements" and individually as an "Agreement."

     For purposes of this opinion, we have not reviewed any documents other than the documents listed in (1) through (13) above. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein.

     In addition, we have conducted no independent factual investigation of our own but rather have relied solely on the foregoing documents, the statements and information set forth therein and the additional matters related or assumed therein, all of which we have assumed to be true, complete and accurate. Whenever a statement herein is qualified by the phrase "known by us" or a correlative phrase, it is intended to indicate the current and actual knowledge of the attorneys in the firm who have rendered legal services in connection with the transactions described herein.

     Based upon the foregoing, and upon an examination of such questions of law of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

     A. The Company (i) has been duly formed as a limited liability company and is validly existing and in good standing under the laws of the State of Delaware, and (ii) has the requisite limited liability company power and authority to enter into the Transaction Agreements and to perform its respective obligations thereunder.

     B. The execution, delivery and performance by the Company of the Transaction Agreements (i) have been duly authorized by all necessary limited liability company action on behalf of the Company, and (ii) do not result in a violation of the Company's Organizational Documents or any statutory law or regulation of the State of Delaware known by us to be applicable to the Company.

     C. No authorization, consent or approval of, and no notice to or filing with, any governmental authority or regulatory body of the State of Delaware is required for the due execution, delivery and performance by the Company of the Transaction Agreements.

     All of the foregoing opinions contained herein are subject to the following assumptions, qualifications, limitations, and exceptions:

                     a. The foregoing opinions are limited to the laws of the State of Delaware presently in effect, excluding the securities provisions thereof. We have not considered and express no opinion on the laws of any other jurisdiction, including, without limitation, federal laws and rules and regulations relating thereto.

                      b. We have assumed that all signatures on documents examined by us are genuine, that all documents submitted to us as originals are authentic and that all documents submitted to us as copies conform with the originals.

                      c. We have assumed the due execution and delivery by each party thereto of each document examined by us. In addition, we have assumed the due authorization by each party thereto (exclusive of the Company, as to the Transaction Agreements) of each document examined by us, and that each of such parties (exclusive of the Company, as to the Transaction Agreements) has the full power, authority, and legal right to execute, deliver and perform under each such document. We also have assumed that each of the parties (exclusive of the Company) to each of the Agreements is a legal entity duly formed, validly existing and in good standing under the laws of their respective jurisdictions of organization and that the Agreements to which each of such entities to each of the Agreements (other than, in the case of the Company, as expressly set forth in Paragraph B) is a party do not result in the breach of the terms of, and do not contravene its constituent documents or any law, rule or regulation applicable to it. We have also assumed that each of the Agreements to which each of such entities is a party does not (other than, in the case of the Company as expressly set forth in Paragraphs B and C) (x) result in the breach of the terms of, and does not contravene, any contractual restriction binding upon such entities, or (y) require under any law, statute, rule, or regulation any filing with, or any approval or consent of, any governmental authority. We have further assumed the legal capacity of any natural persons who are signatories to any of the Agreements or other documents examined by us.

                      d. We have assumed that all of the Agreements other than the Operating Agreement constitute legal, valid, binding and enforceable obligations of each of the parties thereto in accordance with their respective terms and under the stated laws of governance thereof.

                      e. We have assumed that the Agreements to which the Company is a party do not cause the Company to operate outside of the limitations set forth in the Risk Management Agreement.

                      f. We have assumed that the transactions contemplated by the Agreements to which the Company is a party do not result in a violation of any Japanese law or regulatory requirement by Nomura Japan or Nomura.

                      g. We express no opinion on any filings that may be required pursuant to the Uniform Commercial Code as in effect in the State of Delaware.

                      h. We have assumed that the Company's Organizational Documents and the Agreements constitute the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the admission of members to, and the creation, operation, dissolution and winding up of, the Company.

     This opinion is rendered solely for your benefit in connection with the maters set forth herein and, without our prior written consent, may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose. Shearman & Sterling and Cadwalader, Wickersham & Taft may rely on this opinion in connection with any legal opinion being rendered by the same on the date hereof with respect to the matters set forth herein.


                                                 Very truly yours,

                                   SCHEDULE A

Asset Securitization Corporation
2 World Financial Center
Building B, 21st Floor
New York, NY 10281

Goldman, Sachs & Co.
85 Broad Street
New York, NY 10004

Lehman Brothers Inc.
3 World Financial Center
New York, NY 10285

Donaldson, Lufkin & Jenrette
  Securities Corporation
277 Park Avenue, 9th Floor
New York, NY 10172

Nomura Securities International, Inc.
2 World Financial Center
Building B, 21st Floor
New York, NY 10281

The Capital Company of America LLC
2 World Financial Center
Building B, 21st Floor
New York, NY 10281

LaSalle National Bank
135 South LaSalle Street, Suite 1625
Chicago, IL 60674-4102

ABN AMRO Bank N.V.
135 South LaSalle Street, Suite 1625
Chicago, IL 60674-4102

Standard & Poor's Rating Services
26 Broadway
New York, NY 10004

Moody's Investors Service, Inc.
99 Church Street
New York, NY 10007

                                   Exhibit B-4
                                   -----------

                          CCA--NEW YORK COUNSEL OPINION



                                 March 25, 1999


TO THE PERSONS ON
THE ATTACHED SCHEDULE A


          Re: Commercial Mortgage Asset Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-C1


Ladies and Gentlemen:

     This opinion is furnished to you pursuant to Section 4 of the Mortgage Loan Purchase and Sale Agreement dated as of March 11, 1999 (the "Mortgage Loan Purchase Agreement") by and between The Capital Company of America LLC ("CCA"), and Asset Securitization Corporation ("ASC"), and acknowledged by Nomura Holding America Inc., a Delaware corporation ("NHA") and pursuant to Section 7(j) of the Underwriting Agreement, dated March 19, 1999 (the "Underwriting Agreement" and, together with the Mortgage Loan Purchase Agreement, the "Agreements"), by and among Asset Securitization Corporation, CCA, NHA and Goldman, Sachs & Co. and Lehman Brothers Inc., as representatives of the underwriters described therein. We have been engaged as special outside counsel for CCA in connection with the giving of this opinion. Terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

     In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents as we have deemed necessary or appropriate as a basis for the opinions set forth herein, including, without limitation, the Agreements. We have examined that certain Risk Management Agreement, dated as of June 26, 1998, by and between CCA and NHA (the "Risk Management Agreement"). We have also examined such other public and corporate documents and records as we deem necessary or appropriate in connection with this opinion.

     In addition, we have examined the originals, or copies certified or otherwise identified to our satisfaction, of such corporate records of CCA, certificates of public officials and of officers of CCA and agreements and instruments as we have deemed necessary as a basis for the opinions expressed below. As to questions of fact material to such opinions, we have, when relevant facts were not independently established by us, relied upon certificates and representations of CCA and its affiliates or of their respective officers or of public officials. We have not made any independent investigation, nor do we opine on, the compliance by CCA with any financial ratio or other financial requirement contained in the Agreements, both before and after giving effect to the transactions contemplated by the Agreements.

     In our examination of the documents referred to above, we have assumed (i) the due execution and delivery, pursuant to due authorization, of the Agreement by all parties thereto (other than CCA), (ii) the authenticity of all such documents submitted to us as originals and (iii) the conformity to originals of such Agreement submitted to us as copies.

     In addition, we have assumed, without independent investigation, that (i) each of the parties to the Agreements (each, a "Transaction Party") is a corporation, limited liability company or other entity duly organized and validly existing under the laws of the jurisdiction of its organization, (ii) each Transaction Party has full power and authority (corporate, company and otherwise) to execute, deliver and perform its obligations under the Agreements,
(iii) the execution, delivery and performance by each Transaction Party of the Agreement (A) have been duly authorized by all necessary action (corporate, company, trust or otherwise) and (B) do not (1) contravene the charter or other constituent documents of such Transaction Party, (2) except with respect to Generally Applicable Law (as defined below) with respect to CCA (as to which we make no assumption), violate any law, rule or regulation applicable to such Transaction Party or (3) conflict with or result in the breach of any document or instrument binding on any Transaction Party (other than the Covered Agreements, as defined below, and the Risk Management Agreement) and (iv) except with respect to Generally Applicable Law with respect to CCA (as to which we make no assumption), no authorization, approval, consent or other action by, and no notice to or filing with, any governmental or public body or any other third party is required for the due execution, delivery or performance by any Transaction Party of the Agreements or, if any such authorization, approval, consent, action, notice or filing is required therefor, it has been duly obtained or made and is in full force and effect. As used in this opinion letter, "Generally Applicable Law" means federal laws of the United States of America and the laws of the State of New York and any rule or regulation promulgated thereunder or pursuant thereto applicable to the execution, delivery or performance of the Agreements and which are generally applicable to the execution, delivery or performance of documents with terms and provisions of the type contained in the Agreements and not applicable thereto because of the specific nature of the assets or business of the Transaction Parties or any of their respective affiliates.

     Based upon the foregoing examination and assumptions and upon such other investigation as we have deemed necessary and subject to the qualifications set forth below, we are of the following opinion:

     1. Each of the Agreements has been duly executed and delivered by CCA.

     2. The execution, delivery and performance by CCA of, and the consummation of the transactions contemplated by, the Agreements do not and will not (a) violate any Generally Applicable Law or (b) result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of, any agreement or instrument listed on Schedule B attached hereto, to which CCA is a party or by which it is bound or to which it is subject (the "Covered Agreements").

     3. CCA is qualified to do business and is in good standing in the State of New York.

     4. The Agreements and the transactions contemplated thereby do not and will not violate the Risk Management Agreement.

     The opinions set forth above are subject to the following qualifications:

     (a) We express no opinion on the creation or perfection of any security or ownership interests pursuant to the Agreements.

     (b) Our opinions above are limited to the laws of the States of New York and Delaware and the federal laws of the United States of America and we do not express any opinion herein concerning any other law.

     This opinion letter is rendered for the sole benefit of the addressees hereof and no other person or entity is entitled to rely hereon. Copies of this letter may not be made available, and this opinion letter may not be quoted or referred to in any other document made available, to any other person or entity, except to any rating agency or accountant or attorney for any person or entity entitled hereunder to rely hereon or to whom or which this opinion letter may be disclosed as provided herein, or as otherwise required by law.

     This opinion letter speaks only as of the date hereof. We expressly disclaim any responsibility to advise you or any other person who is permitted to rely on the opinions expressed herein as specified in the next preceding paragraph of any development or circumstance of any kind including any change of law or fact that may occur after the date of this opinion letter even though such development, circumstance or change may affect the legal analysis, a legal conclusion or any other matter set forth in or relating to this opinion letter. Accordingly, any person relying on this opinion letter at any time should seek advice of its counsel as to the proper application of this opinion letter at such time.


                                            Very truly yours,

                                   SCHEDULE A


Asset Securitization Corporation        LaSalle National Bank
2 World Financial Center                135 South LaSalle Street, Suite 1625
Building B, 21st Floor                  Chicago, IL 60674-4102
New York, NY 10281

Goldman, Sachs & Co.                    ABN AMRO Bank N.V.
85 Broad Street                         135 South LaSalle Street, Suite 1625
New York, NY 10004                      Chicago, IL 60674-4102

Lehman Brothers Inc.                    Standard & Poor's Rating Services
3 World Financial Center                26 Broadway
New York, NY 10285                      New York, NY 10004

Donaldson, Lufkin & Jenrette            Moody's Investors Service, Inc.
  Securities Corporation                99 Church Street
277 Park Avenue, 9th Floor              New York, NY 10007
New York, NY 10172

Nomura Securities International, Inc.   Cadwalader, Wickersham & Taft
2 World Financial Center                100 Maiden Lane
Building B, 21st Floor                  New York, NY 10038
New York, NY 10281

The Capital Company of America LLC
2 World Financial Center
Building B, 21st Floor
New York, NY 10281

                                   SCHEDULE B

                               Covered Agreements


          Master Repurchase Agreement Governing Purchases and Sales of Eligible Assets dated as of June 26, 1998 between CCA and Nomura Asset Capital Corporation (the "Repo Agreement").

          Short Term Loan Agreement dated as of June 26, 1998 between CCA and Nomura Asset Capital Corporation (the "Short Term Loan Agreement").

          Master Repurchase Agreement dated as of June 26, 1998 between CCA and Nomura Securities (Bermuda) Ltd.

                                   Exhibit C-1
                                   -----------

                          NHA--NEW YORK COUNSEL OPINION



                                 March 25, 1999


TO THE PERSONS ON
THE ATTACHED SCHEDULE A


          Re: Commercial Mortgage Asset Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-C1


Ladies and Gentlemen:

     This opinion is furnished to you pursuant to Section 4 of the NHA/Mortgage Loan Purchase Agreement and Section 7(n) of the Underwriting Agreement (each as defined below). We have been engaged as special outside counsel for Nomura Holding America Inc., a Delaware corporation ("NHA") in connection with the giving of this opinion regarding (1) the Mortgage Loan Purchase and Sale Agreement (the "NHA/Mortgage Loan Purchase and Sale Agreement"), dated as of March 11, 1999, by and between NHA and Asset Securitization Corporation, a Delaware corporation ("ASC"); (2) NHA's obligation to repurchase any Mortgage Loans pursuant to the Mortgage Loan Purchase and Sale Agreement (the "CCA/Mortgage Loan Purchase and Sale Agreement"), dated as of March 11, 1999, by and between The Capital Company of America LLC and the Purchaser and acknowledged by NHA; and (3) the Underwriting Agreement, dated March 19, 1999 (the "Underwriting Agreement" and, together with the NHA/Mortgage Loan Purchase Agreement and the CCA/Mortgage Loan Purchase Agreement, the "Agreements"), by and among Asset Securitization Corporation, CCA, NHA and Goldman, Sachs & Co. and Lehman Brothers Inc., as representatives of the underwriters described therein. Capitalized terms not defined herein have the meanings assigned to them in the Underwriting Agreement, and if not defined therein, in the NHA/Mortgage Loan Purchase Agreement.

     In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents as we have deemed necessary or appropriate as a basis for the opinions set forth herein, including, without limitation, the Agreements. We have also examined such other public and corporate documents and records as we deem necessary or appropriate in connection with this opinion.

     In addition, we have examined the originals, or copies certified or otherwise identified to our satisfaction, of such corporate records of NHA, certificates of public officials and of officers of NHA and agreements and instruments as we have deemed necessary as a basis for the opinions expressed below. As to questions of fact material to such opinions, we have, when relevant facts were not independently established by us, relied upon certificates and representations of NHA and its affiliates or of their respective officers or of public officials. We have not made any independent investigation, nor do we opine on, the compliance by NHA with any financial ratio or other financial requirement contained in the Agreement, both before and after giving effect to the transactions contemplated by the Agreement.

     In our examination of the documents referred to above, we have assumed (i) the due execution and delivery, pursuant to due authorization, of the Agreements by all parties thereto (other than NHA), (ii) the authenticity of all such documents submitted to us as originals and (iii) the conformity to originals of such Agreements submitted to us as copies.

     In addition, we have assumed, without independent investigation, that (i) each of the parties to the Agreements, other than NHA (each, a "Transaction
Party") is a corporation, limited liability company or other entity duly organized and validly existing under the laws of the jurisdiction of its organization, (ii) each Transaction Party has full power and authority (corporate, company and otherwise) to execute, deliver and perform its obligations under the Agreements, (iii) the execution, delivery and performance by each Transaction Party of the Agreements (A) have been duly authorized by all necessary action (corporate, company, trust or otherwise) and (B) do not (1) contravene the charter or other constituent documents of such Transaction Party,
(2) except with respect to Generally Applicable Law (as defined below) with respect to NHA (as to which we make no assumption), violate any law, rule or regulation applicable to such Transaction Party or (3) conflict with or result in the breach of any document or instrument binding on any Transaction Party and
(iv) except with respect to Generally Applicable Law with respect to NHA (as to which we make no assumption), no authorization, approval, consent or other action by, and no notice to or filing with, any governmental or public body or any other third party is required for the due execution, delivery or performance by any Transaction Party of the Agreements or, if any such authorization, approval, consent, action, notice or filing is required therefor, it has been duly obtained or made and is in full force and effect. As used in this opinion letter, "Generally Applicable Law" means federal laws of the United States of America, the laws of the State of Delaware and the laws of the State of New York and any rule or regulation promulgated thereunder or pursuant thereto applicable to the execution, delivery or performance of the Agreements and which are generally applicable to the execution, delivery or performance of documents with terms and provisions of the type contained in the Agreements and not applicable thereto because of the specific nature of the assets or business of the Transaction Parties or any of their respective affiliates.

     Based upon the foregoing examination and assumptions and upon such other investigation as we have deemed necessary and subject to the qualifications set forth below, we are of the following opinion:

     1. NHA is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business and is in good standing in the State of New York.

     2. NHA has all requisite corporate power, authority and legal right to execute and deliver the Agreements and observe the terms and conditions of the Agreements.

     3. The execution, delivery and performance by NHA of the Agreements have been duly authorized by all necessary corporate action on the part of NHA. The Agreements have been duly executed and delivered by NHA.

     4. No consent, approval, authorization or order of, and no filing or registration with, any court or governmental agency or regulatory body is required on the part of NHA for the execution, delivery or performance by NHA of the Agreements.

     5. The execution, delivery and performance by NHA of, and the consummation of the transactions contemplated by, the Agreements do not and will not (a) violate any provision of NHA's charter or by-laws, (b) violate any Generally Applicable Law, or (c) violate any order, writ, injunction or decree of any court or governmental authority or agency or any arbitral award applicable to NHA of which we have knowledge and which, either in any one instance or in the aggregate, would call into question the validity of the Agreements or be reasonably likely to impair materially the ability of NHA to perform under the terms of the Agreement.

     6. There is no action, suit, proceeding or investigation pending or, to our knowledge, threatened against NHA which, in our judgment, either in any one instance or in the aggregate, would be reasonably likely to result in any material adverse change in properties, business or financial condition, or prospects of NHA or in any material impairment of the right or ability of NHA to carry on its business substantially as now conducted or in any material liability on the part of NHA or which would draw into question the validity or enforceability of the Agreements or the validity of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be reasonably likely to impair materially the ability of NHA to perform under the terms of the Agreements.

     The opinions set forth above are subject to the following qualifications:

     (a) We express no opinion on the creation or perfection of any security or ownership interests pursuant to the Agreements.

     (b) Our opinions above are limited to the laws of the States of New York and Delaware and the federal laws of the United States of America and we do not express any opinion herein concerning any other law.

     This opinion letter is rendered for the sole benefit of the addressees hereof and no other person or entity is entitled to rely hereon. Copies of this letter may not be made available, and this opinion letter may not be quoted or referred to in any other document made available, to any other person or entity, except to any rating agency or accountant or attorney for any person or entity entitled hereunder to rely hereon or to whom or which this opinion letter may be disclosed as provided herein, or as otherwise required by law.

     This opinion letter speaks only as of the date hereof. We expressly disclaim any responsibility to advise you or any other person who is permitted to rely on the opinions expressed herein as specified in the next preceding paragraph of any development or circumstance of any kind including any change of law or fact that may occur after the date of this opinion letter even though such development, circumstance or change may affect the legal analysis, a legal conclusion or any other matter set forth in or relating to this opinion letter. Accordingly, any person relying on this opinion letter at any time should seek advice of its counsel as to the proper application of this opinion letter at such time.


                                                   Very truly yours,

                                   SCHEDULE A


Goldman, Sachs & Co.
85 Broad Street
New York, NY 10004

Lehman Brothers Inc.
3 World Financial Center
New York, NY 10285

Donaldson, Lufkin & Jenrette
  Securities Corporation
277 Park Avenue, 9th Floor
New York, NY 10172

Nomura Securities International, Inc.
2 World Financial Center
Building B, 21st Floor
New York, NY 10281

LaSalle National Bank
135 South LaSalle Street, Suite 1625
Chicago, IL 60674-4102

ABN AMRO Bank N.V.
135 South LaSalle Street, Suite 1625
Chicago, IL 60674-4102

Standard & Poor's Rating Services
26 Broadway
New York, NY 10004

Moody's Investors Service, Inc.
99 Church Street
New York, NY 10007

Cadwalader, Wickersham & Taft
100 Maiden Lane
New York, NY 10038

                                   Exhibit C-2
                                   -----------

                                NHA--CWT OPINION



                                 March 25, 1999


TO THE PERSONS ON
THE ATTACHED SCHEDULE A


            Re: Commercial Mortgage Asset Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-C1


Ladies and Gentlemen:

     We are rendering this opinion pursuant to Section 4 of the Mortgage Loan Purchase and Sale Agreement, dated as of March 11, 1999 (the "NHA/Mortgage Loan Purchase and Sale Agreement"), by and between Asset Securitization Corporation, a Delaware corporation ("ASC") and Nomura Holding America Inc., a Delaware corporation ("NHA"), and pursuant to Section 7(n) of the Underwriting Agreement, dated March 19, 1999 (the "Underwriting Agreement"), by and among ASC, The Capital Company of America LLC ("CCA"), NHA and Goldman, Sachs & Co. and Lehman Brothers Inc., as representatives of the underwriters described therein. We have acted as special counsel to NHA in connection with: (a) the execution by NHA of the Underwriting Agreement; (b) the sale by NHA and the purchase by ASC, pursuant to the NHA/Mortgage Loan Purchase and Sale Agreement, of the mortgage loans described therein; and (c) the acknowledgment by NHA of the Mortgage Loan Purchase and Sale Agreement, dated as of March 11, 1999 (the "CCA/Mortgage Loan Purchase and Sale Agreement" and, together with the NHA/Mortgage Loan Purchase and Sale Agreement, the "Mortgage Loan Purchase and Sale Agreements"), by and between ASC and CCA, and acknowledged by NHA. Capitalized terms used and not otherwise defined herein have the meanings given to them in the NHA/Mortgage Loan Purchase and Sale Agreement and, if not defined therein, in the Underwriting Agreement.

     In rendering the opinions set forth below, we have examined and relied upon originals, copies or specimens, certified or otherwise identified to our satisfaction, of the Underwriting Agreement, the Mortgage Loan Purchase and Sale Agreements and all the respective exhibits thereto (collectively, the "Agreements") and such certificates, corporate records and other documents and instruments, as we have deemed necessary as a basis for such opinion hereinafter expressed, including those delivered at the closing for the sale of the Mortgage Loans and the sale of the Offered Certificates. In addition we have relied, with your permission, on the opinion of counsel of William Maitland, Esq., Counsel to NHA, and of Shearman & Sterling, special counsel to NHA, each dated of even date herewith. In connection with such examination, we have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to us as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to us as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens, and the accuracy of the matters set forth in the documents, agreements and instruments we reviewed. As to any facts material to such opinions that were not known to us, we have relied upon statements, certificates and representations of officers and other representatives of ASC, NHA, CCA, the Servicer, the Special Servicer, the Trustee, the Fiscal Agent and the Underwriters included in the Agreements and other documents, certificates and opinions delivered at the Closing and of public officials. We have examined such questions of law as we have deemed necessary for purposes of these opinions.

     We have assumed that each party to the Agreements had the power and authority to enter into and perform the obligations undertaken by it under the Agreements to which it is a party, that the Agreements were duly authorized, executed and delivered by such party, and that, with respect to each such party (other than NHA), each such Agreement constitutes the legal, valid, and binding agreement of such party.

     We express no opinion concerning the laws of any jurisdiction other than the substantive laws of the State of New York (without regard to conflicts of laws principles), and we express no opinion as to whether a court outside the State of New York would honor the choice of New York law in any agreement or instrument referred to herein.

     Based upon and subject to the foregoing, we are of the opinion that each of the Agreements constitutes the legal, valid and binding agreement of NHA, enforceable against NHA in accordance with its terms, subject to applicable bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and except that rights to indemnification and contribution may be limited by applicable law or public policy.

     We have rendered the opinions expressed herein based on facts and circumstances existing, and applicable laws, rules, regulations, court decisions, and governmental and regulatory authority determinations in effect, on the date hereof. We assume no obligation to update or supplement this letter to reflect any facts, circumstances, laws, rules or regulations, or any changes thereto, or any court or other authority or commission decisions or governmental or regulatory authority determinations which may hereafter occur or come to our attention.

     We are furnishing this opinion to each addressee hereof solely for its benefit in connection with the transactions referred to herein. This opinion is not to be relied upon, used, circulated, quoted or otherwise referred to by any other person or for any other purpose without our prior written consent.


                                                  Very truly yours,

                                   SCHEDULE A


Goldman, Sachs & Co.
85 Broad Street
New York, NY 10004

Lehman Brothers Inc.
3 World Financial Center
New York, NY 10285

Donaldson, Lufkin & Jenrette
  Securities Corporation
277 Park Avenue, 9th Floor
New York, NY 10172

Nomura Securities International, Inc.
2 World Financial Center
Building B, 21st Floor
New York, NY 10281

LaSalle National Bank
135 South LaSalle Street, Suite 1625
Chicago, IL 60674-4102

ABN AMRO Bank N.V.
135 South LaSalle Street, Suite 1625
Chicago, IL 60674-4102

Standard & Poor's Rating Services
26 Broadway
New York, NY 10004

Moody's Investors Service, Inc.
99 Church Street
New York, NY 10007

                                   Exhibit C-3
                                   -----------

                              NHA--IN-HOUSE OPINION


                                 March 25, 1999


TO THE PERSONS ON
THE ATTACHED SCHEDULE A


          Re: Commercial Mortgage Asset Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-C1


Ladies and Gentlemen:

     I am Chief Legal Officer of Nomura Holding America Inc., a Delaware corporation ("NHA"), and have acted as counsel to NHA with respect to certain matters in connection with (1) the Mortgage Loan Purchase and Sale Agreement, dated as of March 11, 1999 (the "NHA/Mortgage Loan Purchase and Sale Agreement"), by and between Asset Securitization Corporation and NHA, (2) the Underwriting Agreement, dated March 19, 1999 (the "Underwriting Agreement"), by and among Asset Securitization Corporation, a Delaware corporation, The Capital Company of America LLC, a Delaware limited liability company ("CCA"), NHA and Goldman, Sachs & Co. and Lehman Brothers Inc., as representatives of the underwriters described therein, and (3) the Mortgage Loan Purchase and Sale Agreement, dated as of March 11, 1999 (the "CCA/Mortgage Loan Purchase and Sale Agreement" and, together with the NHA/Mortgage Loan Purchase and Sale Agreement and the Underwriting Agreement, the "Agreements"), by and between ASC, CCA and acknowledged by NHA. Capitalized terms not defined herein have the meanings assigned to them in the Underwriting Agreement and, if not defined therein, in the NHA/Mortgage Loan Purchase Agreement.

     In connection with rendering this opinion letter, I have examined the Agreements and such other documents as I have deemed necessary. As to matters of fact, I have examined and relied upon representations, warranties and covenants of the parties contained therein and, where I have deemed appropriate, representations or certifications of officers of parties thereto or public officials. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, I have assumed (i) the authenticity of all documents submitted to me as originals, the authenticity of all signatures (other than NHA) and the conformity to the originals of all documents submitted to me as copies, (ii) the necessary entity formation and continuing existence in the jurisdiction of formation, and the necessary licensing and qualification in all jurisdictions, of all parties to all documents, (iii) the necessary authorization, execution, delivery and enforceability of all documents, and the necessary entity power with respect thereto, (iv) the conformity of the underlying assets and related documents to the requirements of the agreements to which this opinion letter related and (v) that there is not and will not be any other agreement that modifies or supplements the agreements expressed in the documents to which this opinion letter relates and that renders any of the opinions expressed below inconsistent with such documents as so modified or supplemented.

     In rendering this opinion letter, I do not express any opinion with respect to matters involving the laws of any jurisdiction other than the State of New York and the federal laws of the United States of America.

     Based upon and subject to the foregoing, it is my opinion that the execution, delivery and performance by NHA of, and the consummation of the transactions contemplated by, the Agreements do not and will not result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of, any agreement or instrument of which I have actual knowledge (such actual knowledge solely based on discussions with members of NHA's senior management and without further investigation) to which NHA is a party or by which it is bound or to which it is subject, or result in the creation or imposition of any lien upon any property of NHA pursuant to the terms of any such agreement or instrument, any of which occurrences, either in any one instance or in the aggregate, would allow into question the validity of the Agreements or be reasonably likely to impair materially the ability of NHA to perform under the terms of the Agreements.

     This opinion letter is rendered for the sole benefit of the addressees hereof and no other person or entity is entitled to rely hereon. Copies of this opinion letter may not be made available, and this opinion letter may not be quoted or referred to in any other document made available, to any other person or entity, except to any rating agency or accountant or attorney for any person or entity entitled hereunder to rely hereon or to whom or which this opinion letter be disclosed as provided herein, or as otherwise required by law.


                                                  Very truly yours,

                                   SCHEDULE A


Goldman, Sachs & Co.
85 Broad Street
New York, NY 10004

Lehman Brothers Inc.
3 World Financial Center
New York, NY 10285

Donaldson, Lufkin & Jenrette
  Securities Corporation
277 Park Avenue, 9th Floor
New York, NY 10172

Nomura Securities International, Inc.
2 World Financial Center
Building B, 21st Floor
New York, NY 10281

LaSalle National Bank
135 South LaSalle Street, Suite 1625
Chicago, IL 60674-4102

ABN AMRO Bank N.V.
135 South LaSalle Street, Suite 1625
Chicago, IL 60674-4102

Standard & Poor's Rating Services
26 Broadway
New York, NY 10004

Moody's Investors Service, Inc.
99 Church Street
New York, NY 10007

Cadwalader, Wickersham & Taft
100 Maiden Lane
New York, NY 10038